  THE
BEAR STEARNS
 FUNDS

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

Michael Minikes                              Chairman of the Board and
                                                  Trustee
Doni L. Fordyce                              President and Trustee
Peter M. Bren                                Trustee
John S. Levy                                 Trustee
Robert E. Richardson                         Trustee
Barry Sommers                                Executive Vice President
Stephen A. Bornstein                         Vice President and Secretary
Frank J. Maresca                             Vice President and Treasurer
Vincent L. Pereira                           Assistant Treasurer

INVESTMENT ADVISER                           DISTRIBUTOR
Bear Stearns Asset                           Bear, Stearns & Co. Inc.
Management Inc.                              245 Park Avenue
575 Lexington Avenue                         New York, NY 10167
New York, NY 10022
                                             COUNSEL
SUB-ADVISER                                  Kramer Levin
INTERNATIONAL EQUITY                         Naftalis & Frankel LLP
PORTFOLIO                                    919 Third Avenue
Marvin &Palmer                               New York, NY 10022
Associates, Inc.
1201 N. Market Street                        TRANSFER AND DIVIDEND
Suite 2300                                   DISBURSEMENT AGENT
Wilmington, DE19801                          PFPC Inc.
                                             Bellevue Corporate Center
ADMINISTRATOR                                400 Bellevue Parkway
Bear Stearns Funds                           Wilmington, DE 19809
Management Inc.
575 Lexington Avenue                         INDEPENDENT AUDITORS
New York, NY 10022                           Deloitte & Touche LLP
                                             Two World Financial Center
CUSTODIAN                                    New York, NY 10281
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's-Registered Trademark-" and "S&P-Registered Trademark-" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-08


THE
BEAR STEARNS
FUNDS

EQUITY FUNDS


       S&P STARS Portfolio

       The Insiders Select Fund

       Large Cap Value Portfolio

       Small Cap Value Portfolio

       Focus List Portfolio

       Balanced Portfolio

       International Equity Portfolio


       ANNUAL REPORT
       MARCH 31, 2001

                                                             [BEAR STEARNS LOGO]

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                             LETTER TO SHAREHOLDERS


                                                                  April 30, 2001

Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity"), (each a "Portfolio") for the fiscal year ended March 31, 2001. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

S&P STARS PORTFOLIO

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (22.36)% (without giving effect to the sales charge), and Class B and C shares had a total return of (22.73)% and (22.74)%(1), respectively, (without giving effect to the contingent deferred sales charge, or CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (21.68)% for the same period.

TECHNOLOGY STOCKS TAKE THE MARKETS DOWN

Without a doubt, the year ended March 31, 2001 was a difficult one for growth funds. During the period, as the economy slowed and earnings declined, valuations adjusted with the greatest damage being done in the technology sector. As a large cap core portfolio with a growth bias, our Portfolio was not immune. Still, given our Growth at Reasonable Price (GARP) perspective, positions in the technology sector had been reduced throughout the summer and fell to a market weighting. With this and the diversity of the Portfolio's other holdings, the Portfolio was able to hold its ground as "new economy" issues went into a steep dive in the second half.

Under the circumstances, the Portfolio's performance was quite notable, but not all that surprising. Historically, our Portfolio's performance has matched the market in bearish conditions, and outperformed in flat periods as well as up cycles. We are hopeful that will be the case when the market does turn. The Portfolio weathered the storm well and did not take the body blows that other funds of this type did. Now we are preparing for the eventual upturn.

Looking ahead, the picture is much more positive. By the end of the period, it appeared that much of the speculative excesses have been wrung out of the market. With the Federal Reserve's actions to lower interest rate, anticipation that the environment would improve in the months ahead grew. While the stock market had a hard landing, the economy appears to have the strength to land softly and avoid a recession. In the months ahead, the stock market should acknowledge this and rebound. Clearly, however, the technology sector will take somewhat longer than others to recover. Telecommunications equipment and internet companies may take the longest to rebound while computer and semiconductor companies should be among the first in the sector to come back.

Based on this outlook, we have begun to rebuild our positions in more cyclical groups such as consumer cyclicals, industrials and technology. We are also working to modestly increase the beta of the portfolio in anticipation of a more favorable equity investment climate. Recent purchases have included AMBAC, Atmel, AXT Inc., Broadwing, Constellation Brands, Devon Energy, and Edison International. At period's end, the portfolio was underweighted in healthcare, utilities, capital goods and basic materials; marketweighted in energy, communication services, and technology; and overweighted in financials, consumer cyclicals and consumer staples (which includes cable stocks).

THE INSIDERS SELECT FUND

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of 17.92% (without giving effect to the sales charge), and Class B and C shares had a total return of 17.32%(2) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P MidCap 400 Index, returned (6.95)% for the same period.

A YEAR OF TRANSITION IN THE MARKET

At the beginning of our fiscal year we saw the beginning of a major transition in the equity markets. The Internet bubble burst and Nasdaq market started a year-long decline. This period was accompanied by the Fed's move to remove liquidity pumped into the market in late 1999; as a precaution to year 2000 concerns. This resulted in poor performance for many of the high P/E, high growth sectors like technology and telecommunications and better relative performance by low P/E sectors such as financials. The summer was quiet, but as the winter approached, it became clear that GDP and corporate earnings would continue to slow as a result of higher interest rates and higher energy prices. Our cautious view on the economy and earnings growth was confirmed by many of our insider signals, which showed insider selling at record levels and very little insider buying.

During this period of uncertainty, we stuck to our discipline of buying stock in companies that had inexpensive valuations and positive insider profiles. We also paid close attention to the economic and interest rate cycle, which allowed us to navigate well through a difficult year. We sold many of our technology holdings before the year began as a result of high valuations and significant insider selling. We used the proceeds of these sales to increase our weight in financials in the belief that rate increases would slow by summer and stabilize by the end of the year. This transition in the Portfolio' holdings proved to be a good one as technology performed poorly and financials strongly this past year.

As we entered the last quarter of our fiscal year, we set out again to realign our Portfolio's holdings. The economy and corporate profits continued to decline, but the Fed had begun to take action to reduce interest rates. In anticipation of a series of interest rate reductions, we adjusted the Portfolio to benefit from the changing rate environment. We reduced our weight in financials, which had done extremely well in the last quarter of 2000. These proceeds were put to work in industrial and technology cyclical stocks, which looked very inexpensive and appeared to be discounting a deep recession in 2001.

Looking out twelve months, we feel that the Portfolio is well positioned to take advantage of a stabilizing economy and lower interest rates. The Fed has already lowered rates 200 basis points since the beginning of the year and appears committed to continue to lower rates to defend the economy. In this type of environment we feel comfortable in our higher weighting of cyclical stocks and lower weighting of defensive stocks. In addition, buying companies with a positive insider profile provides us with increased confidence in our investments in light of the new Fair Disclosure rules. We have recently added technology cyclical companies to the Portfolio such as Dell Computer, National Semiconductor, Hewlett Packard and Computer Sciences. We also added industrial cyclical companies Textron, Goodrich, Dover, and Dupont.

LARGE CAP VALUE PORTFOLIO

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of 23.79% (without giving effect to the sales charge), and Class B and C shares had a total return of 23.19% and 23.16%(3), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (21.68)% for the same period.

Without a doubt, the year ended March 31, 2001 was a tumultuous but rewarding year for value investors. After lagging the overall market for almost two years the rebound of value was welcome relief from the greatest momentum driven market in more than 25 years. The principle catalyst for the improved performance of value investing was a fed induced economic slowdown, which triggered a stunning collapse in technology stocks. This collapse caused a "flight to safety" as investors sought companies with more attractive valuations and more predictable earnings such as utilities, pharmaceuticals, banks and insurance companies.

Given the record high valuations within the technology sector throughout the previous year, the Portfolio's exposure to this area was reduced throughout the spring and summer and replaced by positions in the pharmaceutical, retail and financial sectors. Several companies with double-digit earnings growth were added at very attractive prices. Despite the declining stock market indexes, many of these stocks have risen substantially over the past 6-9 months due to their attractive valuations and better than expected earnings. Pharmaceutical stocks were particularly strong in the second half of last year and we used this as an opportunity to reduce our holdings in this industry as several hit our sell targets. As the year drew to a close we began to increase our Portfolio's weighting in technology as we believe much of the bad news is now reflected in current valuations.

While value stocks fared better than most in the challenging environment of the first quarter, the slowing economy continued to take its toll. With three moves to cut interest rates, however, the Federal Reserve made it clear that it has no intention of letting the economy grind to a halt. As the effects of these decreases ripple through the economy, we expect the economic climate to improve as the year progresses. Having fallen so steeply, many stocks are now very attractively priced. Looking to capitalize on this, we expect to continue adding or expanding our positions in sectors leveraged to the economic environment and the capital markets, as well as technology. As always, however, we will focus on companies which have attractive long-term growth prospects and which sell at attractive valuations.

SMALL CAP VALUE PORTFOLIO*

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (11.64)% (without giving effect to the sales charge), and Class B and C shares had a total return of (12.12)% and (12.07)%(4), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the Russell 2000 Index, returned (15.33)% for the same period, and the Russell 2000 Value Index returned 19.45%.

VALUE IS VALUED AGAIN

As we all knew it would eventually, the reign of the high flying growth stocks ended during year ended March 31, 2001. As interest rates rose in the first half of the period, the economy began to slow. By early fall, earnings warnings and subsequently, earnings disappointments began to appear. Investors began moving towards the exits. Technology, telecommunications and "new economy" issues plummeted to earth. Volatility continued as the new year opened. Enthusiasm produced by the Federal Reserve's moves to cut rates was short-lived. Over the course of the first three months of 2001, downward sentiment and selling pressures dominated. Few sectors escaped unscathed.

Nonetheless, over the course of the year, those invested in lower, more reasonable P/E issues did better than those banking on the return of the tech and telecom stocks. Given our emphasis on value, the Portfolio's holdings in the "new economy" arena tended toward the suppliers and service providers to the high growth arena. Hence, the Portfolio did not endure the drubbing that many of its peers did. Moreover, as prices fell, so did the P/Es of many higher quality issues -- providing us with an opportunity to upgrade the quality of the Portfolio's holdings. Over the course of the second half, we targeted the cases where the price decline appeared to be market-related rather than company-specific. Then, we waited patiently for the prices of selected issues to fall to levels where we believe each met our $3 upside/$1 downside parameter. As a result, the Portfolio's exposures were increased in the healthcare, energy and financial sectors at very attractive prices.

Moving forward, we do believe that with the Federal Reserve's recent actions and their clear intention to do more if necessary the economy will be in a healthier position at the end of this year than it is in now. Until a bottoming plateau in both the broad economy and in corporate earnings and revenues are reached, however, the environment will continue to be quite choppy. While the near-term continues to be a difficult investing environment, we continue to utilize this as an opportunity to buy companies whose valuations or market capitalizations have fallen within our parameters. We believe these actions will prove to be prudent in the medium and long-term to the performance of the Portfolio.

FOCUS LIST PORTFOLIO

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (21.03)% (without giving effect to the sales charge), and Class B and C shares had a total return of (21.36)% and (21.40)%(5), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (21.68)% for the same period.

The Portfolio primarily invests in the stocks on the Bear Stearns Focus
List -- typically 20 stocks selected by the Bear Stearns Research Department as its "best stock picks for capital appreciation." In addition, the Portfolio's management team determines the weighting given to any one stock based on its assessment of company and industry trends.

A ROUGH AND TUMBLE YEAR

After roaring to stratospheric highs in first quarter of 2000, technology and telecommunications issues crashed to earth in the twelve months that followed. With the economy slowing, revenues dropping, or in the case of some newer companies, failing to materialize, valuations simply could not be supported. Unfortunately, while few other sectors climbed as high as the "new economy" issues, all groups were affected to some degree as sentiment turned negative. Still, less glamorous, larger capitalization companies with steady cash flows weathered the storm better than most.

Throughout the first half of the period, the Portfolio was heavily-weighted in the technology arena. Throughout the second half, these positions were pared back, and then, in several cases such as EMC Corp., Intel and Solectron, were eliminated entirely as the period drew to a close. In each case, weakness in fundamentals coupled with negative sentiment and a lack of visibility regarding future prospects made a turnaround in the near-future rather problematic. New investments were made with an eye to increasing the diversification of the Portfolio, particularly with an eye to increasing its exposure overseas. For instance, in the first quarter of the new year, Barclays plc and Bass plc, the European hotel and lodging chain, were added to the Portfolio. Still, even with these changes, the exposure to the woes of the technology sector early on did hamper performance for the year overall. Hence, while the Portfolio did outperform its benchmark, the period was a discouraging one.

Year-over-year or quarter-over-quarter performance, however, does not reflect the true and very solid performance of the Portfolio or our holdings over the long-term. We have held many of the positions in our portfolio for years -- names such as Royal Dutch Petroleum, Darden, BISYS and Affiliated Computer Services Inc. While it is certainly true that these stocks did feel the affects of the market's drop over the past year, most gave back small percentages of their gains over time. For instance, Fannie Mae, another of our long-held positions, has almost tripled in value since it was purchased some years ago. Given this, we do believe that bottom-up, fundamental analysis continues to be the way to go. Clearly, strong companies with solid revenue streams will prosper over time -- whatever the market environment -- and these are the issues we will continue to invest in and hold for the long-term.

BALANCED PORTFOLIO

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of 11.36% (without giving effect to the sales charge), and Class B and C shares had a total return of 10.78% and 10.70%(6), respectively, (without giving effect to the CDSC). The Portfolio's broad-based securities market index, the S&P 500 Index, returned (21.68)% while the Lipper Balanced Fund Index, returned (5.54)% for the same period.

SENTIMENT SHIFTS TO VALUE

A slowing economy, investors' declining thresholds for risk, coupled with uncertainty regarding the direction of interest rates created volatility in both the stock and bond markets over the course of the year ended March 31, 2001. In the equities market, the shakeout in the technology began quietly but by the period's end, valuations of many of the biggest and best known names in the sector had fallen by 50% or more. Interest rate increases in the first half, the subsequent faster-than-anticipated slowing of the economy, and rate decreases as the period drew to a close made the year an equally disconcerting one for fixed income investors. In both markets over the course of the year, sentiment shifted "back to the basics." This renewed emphasis on value benefited our Portfolio which is focused on securities issued by fundamentally sound companies with a history of consistent earnings growth.

In the equities market, the Portfolio's holdings were concentrated in larger cap value issues. While few sectors escaped the market's decline unscathed, these issues weathered the storm better than most. In the bond markets, too, the Portfolio was heavily-weighted in higher quality securities which performed relatively well in the challenging environment. Treasuries were the place to be throughout much of the year as investors sought safety. Rate cuts in the first quarter of 2001 and the prospect of an economy improving made investors a bit less risk averse in the first quarter. Corporate securities moved ahead -- but, here too, quality was the key to success. Offering a greater degree of security, asset-backed and agency securities also did well and the Portfolio benefited from their performance as well.

Moving ahead, we expect to see the economy revive, and with it, the climate in both the stock and bond markets improve over the coming months as the economy adjusts to lower rates and slower growth. While adjusting, the intermediate range of the yield curve should be more stable than either the shorter or longer end of the yield curve. Corporate securities should continue to comeback with issues in the financial sectors showing the greatest strength, and we look to expanding exposures here. Looking to capitalize on the much more attractive valuations in the stock market, we have begun to add positions in sectors leveraged to the economic environment and the capital markets, and in higher quality technology companies. In both the stock and bond markets, we continue to focus on companies with long track records of consistent growth and reliable earnings.

INTERNATIONAL EQUITY PORTFOLIO**

For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (35.99)% (without giving effect to the sales charge), and Class B and C shares had a total return of (36.30)% and (36.34)%(7), respectively, (without giving effect to the CDSC).The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasian, Far East (EAFE) Index, returned (25.67)% for the same period.

MARKETS WORLDWIDE AFFECTED BY DECLINE IN TECHNOLOGY

Volatility was the rule in markets worldwide as leadership shifted away from technology, telecommunications and other "new economy" issues. Throughout the year, the group declined as growth declined and earnings estimates fell lower or, simply failed to materialize. Sentiment turned decidedly negative -- and spilled beyond the sector. This, coupled with slower growth in the US and globally, took its toll on virtually every market and all sectors. In the second half of the period, investors anticipated interest rates cuts -- and the Federal Reserve and other central banks, except the European Central Bank, complied. While the effects of most will take months to ripple through the world markets, the psychological impact was immediate. Expectations of an improved climate grew. Overall, however, the year was a very difficult one in equities markets worldwide.

In the face of slowing growth, the Portfolio's positions in the technology sector were reduced over the course of the summer. By the end of the year, exposure in the sector was minimal, with assets having been reinvested in pharmaceuticals, financials and healthcare. Pharmaceutical and healthcare issues generally stood their ground as the markets slid in the second half. Financials, however, went against the grain in the fourth quarter and performed very strongly on expectations that interest rates would be cut. Still, the Portfolio's overweighting in technology early on in the period did affect performance. Like virtually all markets and investors, the Portfolio did not escape the "tech-wreck" entirely unscathed.

Moving forward, we do expect the environment to improve. On a market basis, we remain underweighted in Japan and overweighted in Europe. While the Japanese market has shown signs of life, the government has yet to enact necessary structural changes in their economy and we have yet to see if this recent rebound is sustainable. Europe's prospects are far brighter. The European Central Bank will in all likelihood eventually follow the lead of other banks worldwide in cutting rates. Moreover, European companies continue to benefit from restructuring and consolidation. On a sector basis, we remain overweighted in financial and healthcare issues. Financials should do well in a lower rate, moderate growth environment. The healthcare companies, too, have solid earnings prospects which should produce higher multiples in the months ahead. The Portfolio remains minimally weighted in technology and telecommunications issues, as relative earnings growth is likely to be higher in other sectors in a subdued economic environment.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

-----------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (26.63)%, including the initial 5.50% maximum sales charge, Class B shares returned (26.54)%, including the 5.00% CDSC and Class C shares returned (23.50)%, including the 1.00% CDSC.
(2) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of 11.46%, including the initial 5.50% maximum sales charge, Class B shares returned 12.32%, including the 5.00% CDSC and Class C shares returned 16.32%, including the 1.00% CDSC.
(3) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of 17.00%, including the initial 5.50% maximum sales charge, Class B shares returned 18.19%, including the 5.00% CDSC and Class C shares returned 22.16%, including the 1.00% CDSC.
(4) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (16.49)%, including the initial 5.50% maximum sales charge, Class B shares returned (16.01)%, including the 5.00% CDSC and Class C shares returned (12.84)%, including the 1.00% CDSC.
(5) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (25.36)%, including the initial 5.50% maximum sales charge, Class B shares returned (25.29)%, including the 5.00% CDSC and Class C shares returned (22.18)%, including the 1.00% CDSC.
(6) For the year fiscal ended March 31, 2001, the Portfolio's Class A shares had a total return of 5.24%, including the initial 5.50% maximum sales charge, Class B shares returned 5.78%, including the 5.00% CDSC and Class C shares returned 9.70%, including the 1.00% CDSC.
(7) For the fiscal year ended March 31, 2001, the Portfolio's Class A shares had a total return of (39.51)%, including the initial 5.50% maximum sales charge, Class B shares returned (39.44)%, including the 5.00% CDSC and Class C shares returned (36.97)%, including the 1.00% CDSC.

Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.


                                       6
\

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                                Class A shares   Class C shares  S&P 500 Composite Index
                                --------------   --------------  -----------------------
Apr. 5, 1995                        $9,450.00      $10,000.00          $10,000.00
                                   $10,489.50      $11,083.33          $10,847.77
Sept. 30, 1995                     $11,355.75      $11,975.00          $11,708.66
                                   $11,556.89      $12,170.34          $12,410.99
Mar. 31, 1996                      $12,066.40      $12,691.32          $13,074.36
                                   $12,211.97      $12,836.51          $13,659.16
Sept. 30, 1996                     $13,182.46      $13,835.76          $14,076.26
                                   $14,766.02      $15,471.38          $15,247.24
Mar. 31, 1997                      $14,101.60      $14,763.54          $15,653.42
                                   $16,287.21      $17,034.15          $18,383.54
Sept. 30, 1997                     $19,207.20      $20,058.56          $19,756.79
                                   $17,422.87      $18,172.03          $20,323.94
Mar. 31, 1998                      $20,240.53      $21,082.10          $23,158.89
                                   $21,406.10      $22,261.00          $23,923.36
Sept. 30, 1998                     $18,912.78      $19,648.31          $21,543.56
                                   $24,338.15      $25,258.99          $26,131.58
Mar. 31, 1999                      $25,797.80      $26,722.63          $27,433.48
                                   $27,934.40      $28,907.02          $29,366.12
Sept. 30, 1999                     $26,707.44      $27,609.69          $27,532.03
                                   $33,471.04      $34,555.80          $31,628.30
Mar. 31, 2000                      $38,908.88      $40,122.81          $32,352.75
                                   $38,887.51      $40,044.40          $31,493.20
Sept. 30, 2000                     $40,105.42      $41,265.33          $31,187.64
                                   $34,438.68      $35,379.68          $28,747.67
Mar. 31, 2001                      $30,208.42      $30,999.88          $25,339.68

Past performance is not predictive of future performance.

S&P STARS PORTFOLIO
Class A shares ..................  $ 30,208
Class C shares ..................    31,000
S&P 500 Composite Index .........    25,340

                                                          TOTAL RETURNS
                                     ----------------------------------------------------------
                                     ONE YEAR ENDED          5-YEAR
                                     MARCH 31, 2001       AVERAGE ANNUAL      AVERAGE ANNUAL(7)
                                     --------------       --------------      -----------------
S&P STARS Portfolio(2)
   Class A shares(5) ..............     (26.63)%               18.79%               20.25%
   Class B shares(4) ..............     (26.54)                  N/A                16.74
   Class C shares(6) ..............     (23.50)                19.56                20.57
   Class Y shares(3) ..............     (21.95)                20.74                19.97
S&P 500 Composite Index(1) ........     (21.68)                14.18                16.78

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which August 7, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (22.73)% and 17.39%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 5, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (22.36)%, 20.15% and 21.39%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been (22.74)%.
(7) For the period April 5, 1995 (commencement of investment operations) through March 31, 2001, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            THE INSIDERS SELECT FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                                                                  S&P MidCap 400
                             Class A shares     Class C shares         Index
                             --------------     --------------    --------------
June 16, 1995                   $9,450.00        $10,000.00
                                $9,505.00        $10,066.67
Sept. 30, 1995                 $10,387.13        $10,975.00          $11,122.95
                               $10,717.24        $11,316.67
Mar. 31, 1996                  $11,032.45        $11,625.00          $11,973.70
                               $11,591.95        $12,200.00
Sept. 30, 1996                 $12,112.06        $12,733.33          $12,680.84
                               $13,008.17        $13,662.66
Mar. 31, 1997                  $13,052.93        $13,691.03          $13,248.74
                               $15,076.22        $15,799.52
Sept. 30, 1997                 $16,625.03        $17,387.98          $17,639.47
                               $16,864.12        $17,614.91
Mar. 31, 1998                  $19,060.08        $19,874.39          $19,743.34
                               $18,974.80        $19,773.22
Sept. 30, 1998                 $15,840.76        $16,479.56          $16,524.66
                               $18,431.02        $19,154.69
Mar. 31, 1999                  $19,116.14        $19,842.17          $19,828.66
                               $20,677.33        $21,442.35
Sept. 30, 1999                 $18,610.72        $19,273.22          $20,738.74
                               $20,113.00        $20,799.32
Mar. 31, 2000                  $19,193.09        $19,828.28          $27,386.77
                               $19,238.52        $19,852.26
Sept. 30, 2000                 $21,634.81        $22,297.83          $29,707.70
                               $23,596.53        $24,295.84
Mar. 31, 2001                  $22,632.37        $23,261.69          $25,489.50

Past performance is not predictive of future perfomance.

THE INSIDERS SELECT FUND
Class A shares .............   $22,632
Class C shares .............   $23,262
S&P MidCap 400 Index .......   $25,490

                                                           TOTAL RETURNS
                                     ---------------------------------------------------------
                                     ONE YEAR ENDED          5-YEAR
                                     MARCH 31, 2001       AVERAGE ANNUAL     AVERAGE ANNUAL(7)
                                     --------------       --------------     -----------------
The Insiders Select Fund(2)
     Class A shares(5) ...........        11.46%              14.16%               15.13%
     Class B shares(4) ...........        12.32                 N/A                 8.09
     Class C shares(6) ...........        16.32               14.87                15.68
     Class Y shares(3) ...........        18.30               15.93                16.57
S&P MidCap 400 Index(1) ..........        (6.95)              16.30                17.52

---------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 20, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 17.32% and 8.87%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 6, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 17.92%, 15.45% and 16.26%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been 17.32%.
(7) For the period of June 16, 1995 (commencement of investment operations) through March 31, 2001, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            LARGE CAP VALUE PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                               Class A shares   Class C shares    S&P 500 Composite Index
                               --------------   --------------    -----------------------
Apr. 4, 1995                       $9,450.00     $10,000.00              $10,000.00
Jun. 30, 1995                     $10,111.50     $10,683.33              $10,800.00
Sept. 30, 1995                    $11,206.13     $11,825.00              $11,700.00
Dec. 31, 1995                     $11,821.28     $12,462.52              $12,375.00
Mar. 31, 1996                     $11,939.65     $12,570.89              $13,199.00
Jun. 30, 1996                     $11,947.54     $12,562.55              $13,789.00
Sept. 30, 1996                    $12,160.61     $12,770.96              $14,210.00
Dec. 31, 1996                     $13,519.33     $14,178.46              $15,392.00
Mar. 31, 1997                     $13,784.26     $14,440.30              $15,802.00
Jun. 30, 1997                     $16,208.74     $16,955.08              $18,558.00
Sept. 30, 1997                    $17,388.88     $18,161.93              $19,945.00
Dec. 31, 1997                     $17,719.92     $18,460.86              $20,517.00
Mar. 31, 1998                     $19,930.12     $20,784.82              $23,379.00
Jun. 30, 1998                     $20,140.62     $20,975.96              $24,151.00
Sept. 30, 1998                    $17,576.40     $18,279.77              $21,748.00
Dec. 31, 1998                     $20,485.06     $21,289.18              $26,380.00
Mar. 31, 1999                     $20,663.01     $21,453.61              $27,694.00
Jun. 30, 1999                     $22,306.42     $23,130.88              $29,645.00
Sept. 30, 1999                    $20,118.69     $20,828.75              $27,794.00
Dec. 31, 1999                     $20,531.48     $21,241.03              $31,929.00
Mar. 31, 2000                     $19,649.54     $20,296.71              $32,660.00
Jun. 30, 2000                     $20,014.08     $20,640.10              $31,793.00
Sept. 30, 2000                    $22,130.72     $22,798.54              $31,484.00
Dec. 31, 2000                     $24,833.01     $25,551.18              $29,021.00
Mar. 31, 2001                     $24,324.95     $24,997.96              $25,581.00

Past performance is not predictive of future performance.

LARGE CAP VALUE PORTFOLIO
Class A shares ................   $24,325
Class C shares ................    24,998
S&P 500 Composite Index .......    25,581

                                                            TOTAL RETURNS
                                        --------------------------------------------------------
                                        ONE YEAR ENDED         5-YEAR
                                        MARCH 31, 2001      AVERAGE ANNUAL     AVERAGE ANNUAL(7)
                                        --------------      --------------     -----------------
Large Cap Value Portfolio(2)
   Class A shares(5) ................      17.00%                14.00%               15.97%
   Class B shares(4) ................      18.19                   N/A                 9.60
   Class C shares(6) ................      22.16                 14.74                16.50
   Class Y shares(3) ................      24.38                 15.86                15.89
S&P 500 Composite Index(1) ..........     (21.68)                14.18                16.95

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which September 11, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 23.19% and 10.36%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 28, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 23.79%, 15.30% and 17.07%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been 23.16%.
(7) For the period of April 4, 1995 (commencement of investment operations) through March 31, 2001, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                            SMALL CAP VALUE PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(3)(4) VS. ITS BROAD-BASED INDEX

[CHART]

                     Class A shares   Class C shares    Russell 2000 Index
                     --------------   --------------    ------------------
Apr. 3, 1995             $9,450.00      $10,000.00          $10,000.00
                        $10,261.13      $10,841.67
Sept. 30, 1995          $11,962.13      $12,625.00
                        $12,032.30      $12,668.74
Mar. 31, 1996           $12,696.31      $13,353.76
                        $14,128.35      $14,842.21
Sept. 30, 1996          $14,136.35      $14,816.84          $13,556.00
                        $13,891.42      $14,553.94
Mar. 31, 1997           $14,183.53      $14,844.33          $13,512.00
                        $15,725.22      $16,432.97
Sept. 30, 1997          $18,524.60      $19,336.92          $18,028.00
                        $18,425.72      $19,212.03
Mar. 31, 1998           $20,830.23      $21,687.42          $19,213.00
                        $20,143.23      $20,948.50
Sept. 30, 1998          $14,885.02      $15,461.99          $14,620.00
                        $18,165.46      $18,846.50
Mar. 31, 1999           $16,609.22      $17,203.87          $16,100.00
                        $20,203.41      $20,897.36
Sept. 30, 1999          $18,897.27      $19,526.88          $17,412.00
                        $20,729.28      $21,389.33
Mar. 31, 2000           $22,955.25      $23,662.14          $22,113.00
                        $21,752.83      $22,385.63
Sept. 30, 2000          $21,981.39      $22,593.20          $21,518.00
                        $20,606.71      $21,158.24
Mar. 31, 2001           $20,282.29      $20,807.72          $18,734.00

Past performance is not predictive of future performance.

SMALL CAP VALUE PORTFOLIO
Class A shares ........    $20,282
Class C shares ........     20,808
Russell 2000 Index ....     18,734

                                                           TOTAL RETURNS
                                        --------------------------------------------------------
                                        ONE YEAR ENDED         5-YEAR
                                        MARCH 31, 2001      AVERAGE ANNUAL     AVERAGE ANNUAL(7)
                                        --------------      --------------     -----------------
   Small Cap Value Portfolio(2)
      Class A shares(5) .............     (16.49)%                9.82%               12.51%
      Class B shares(4) .............     (16.01)                  N/A                 3.10
      Class C shares(6) .............     (12.84)                 9.27                12.99
      Class Y shares(3) .............     (11.22)                10.34                12.94
   Russell 2000 Index(1) ............     (15.33)                 7.76                11.03

----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 22, 1995 was the initial public offering date) is higher than Class A and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (12.12)% and 3.87%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 21, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been (11.64)%, 8.59% and 13.57%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been (12.07)%.
(7) For the period of April 3, 1995 (commencement of investment operations) through March 31, 2001, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                              FOCUS LIST PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[CHART]

                            Class A           Class B           Class C          S&P 500
                            shares            shares            shares       Composite Index
                            ------            ------            ------       ---------------
Dec. 31, 1997              $9,450.00         $10,000.00       $10,000.00        $10,000.00
Mar. 31, 1998             $10,552.50         $10,650.00       $11,150.00        $11,394.88
Jun. 30, 1998             $10,647.00         $10,733.33       $11,233.33        $11,771.02
Sept. 30, 1998             $9,513.00          $9,525.00       $10,025.00        $10,600.09
Dec. 31, 1998             $12,628.67         $12,888.67       $13,305.33        $12,857.54
Mar. 31, 1999             $13,662.00         $13,940.41       $14,348.72        $13,498.11
Jun. 30, 1999             $14,237.82         $14,524.71       $14,933.02        $14,449.03
Sept. 30, 1999            $13,425.36         $13,648.26       $14,056.58        $13,546.60
Dec. 31, 1999             $15,949.51         $16,377.61       $16,685.92        $15,562.09
Mar. 31, 2000             $16,730.42         $17,170.59       $17,478.90        $15,918.54
Jun. 30, 2000             $15,184.38         $15,542.90       $15,851.21        $15,495.62
Sept. 30, 2000            $14,640.11         $14,950.25       $15,258.56        $15,345.27
Dec. 31, 2000             $13,748.76         $14,007.02       $14,315.34        $14,144.73
Mar. 31, 2001             $13,212.38         $13,439.00       $13,739.38        $12,467.90

Past performance is not predictive of future performance.

FOCUS LIST PORTFOLIO
Class A shares ................      $13,212
Class B shares ................       13,439
Class C shares ................       13,739
S&P 500 Composite Index .......       12,468

                                                 TOTAL RETURNS
                                     -------------------------------------
                                     ONE YEAR ENDED
                                     MARCH 31, 2001      AVERAGE ANNUAL(3)
                                     --------------      -----------------
Focus List Portfolio(2)
   Class A shares(4) .............      (25.36)%                8.92%
   Class B shares(5) .............      (25.29)                 9.50
   Class C shares(6) .............      (22.18)                10.24
S&P 500 Composite Index(1) .......      (21.68)                 7.02

--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2001.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been (21.03)% and 10.84%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (21.36)% and 10.24%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been (21.40)%.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES

[CHART]

                                                                                    S&P 500       Lipper Balanced
                               Class A shares  Class B shares  Class C shares    Composite Index     Fund Index
                               --------------  --------------  --------------    ---------------  ---------------
Dec. 31, 1997                      $9,450.00     $10,000.00       $10,000.00        $10,000.00       $10,000.00
Mar. 31, 1998                     $10,210.15     $10,791.86       $10,791.86        $11,394.88       $10,791.06
Jun. 30, 1998                     $10,400.74     $10,980.86       $10,980.86        $11,771.02       $10,955.14
Sept. 30, 1998                     $9,792.66     $10,325.17       $10,325.33        $10,600.09       $10,321.13
Dec. 31, 1998                     $10,603.70     $11,173.56       $11,165.04        $12,857.54       $11,508.65
Mar. 31, 1999                     $10,627.98     $11,177.89       $11,177.89        $13,498.11       $11,693.30
Jun. 30, 1999                     $11,107.15     $11,661.91       $11,661.91        $14,449.03       $12,218.84
Sept. 30, 1999                    $10,428.09     $10,941.53       $10,941.53        $13,546.60       $11,712.50
Dec. 31, 1999                     $10,582.98     $11,091.86       $11,083.16        $15,562.09       $12,541.73
Mar. 31, 2000                     $10,499.31     $10,990.26       $10,990.26        $15,918.54       $12,915.36
Jun. 30, 2000                     $10,758.34     $11,241.08       $11,241.08        $15,495.62       $12,759.84
Sept. 30, 2000                    $11,052.85     $11,546.79       $11,538.04        $15,345.27       $13,013.32
Dec. 31, 2000                     $11,762.73     $12,262.74       $12,253.93        $14,144.73       $12,841.27
Mar. 31, 2001                     $11,692.99     $11,875.96       $12,167.15        $12,467.90       $12,197.71

Past performance is not predictive of future perfomance.

BALANCED PORTFOLIO
Class A shares ...............      $ 11,693
Class B shares ...............        11,876
Class C shares ...............        12,167
S&P 500 Composite Index ......        12,468
Lipper Balanced Fund Index ...        12,198

                                                    TOTAL RETURNS
                                        --------------------------------------
                                        ONE YEAR ENDED
                                        MARCH 31, 2001       AVERAGE ANNUAL(3)
                                        --------------       -----------------
Balanced Portfolio(2)
   Class A shares(4) ...............         5.24%                 4.91%
   Class B shares(5) ...............         5.78                  5.42
   Class C shares(6) ...............         9.70                  5.89
   Class Y shares(7) ...............        11.92                  7.21
Lipper Balanced Fund Index(1) ......        (5.54)                (6.29)
S&P 500 Composite Index(1) .........       (21.68)                 7.02

--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2001 for Class A, B and C shares.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been 11.36% and 6.75%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 10.78% and 6.23%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been 10.70%.
(7) The average annual return of Class Y shares (for which January 6, 1998 was the initial public offering date) is higher than Class A, B and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.

CDSC - Contingent Deferred Sales Charge

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(3) VS. ITS BROAD-BASED INDEX

[CHART]

                                 Class A shares   Class B shares    Class C shares     MSCI EAFE Index
                                 --------------   --------------    --------------     ---------------
Dec. 31, 1997                        $9,450.00      $10,000.00         $10,000.00        $10,000.00
Mar. 31, 1998                       $10,842.53      $11,458.33         $11,458.33        $11,471.00
Jun. 30, 1998                       $11,881.90      $12,550.00         $12,541.67        $11,592.80
Sept. 30, 1998                      $10,196.86      $10,750.00         $10,750.00         $9,945.01
Dec. 31, 1998                       $11,892.07      $12,527.43         $12,527.43        $11,999.70
Mar. 31, 1999                       $11,923.57      $12,544.10         $12,544.10        $12,166.64
Jun. 30, 1999                       $12,380.35      $13,002.52         $13,002.52        $12,475.81
Sept. 30, 1999                      $13,506.55      $14,169.41         $14,169.41        $13,023.33
Dec. 31, 1999                       $21,630.12      $22,666.77         $22,666.68        $15,235.35
Mar. 31, 2000                       $22,139.06      $23,163.37         $23,163.28        $15,219.33
Jun. 30, 2000                       $19,021.78      $19,880.77         $19,880.69        $14,616.38
Sept. 30, 2000                      $17,025.77      $17,768.12         $17,768.05        $13,437.36
Dec. 31, 2000                       $17,029.31      $17,754.99         $17,755.06        $13,076.80
Mar. 31, 2001                       $14,170.91      $14,454.00         $14,746.02        $11,284.26

Past performance is not predictive of future perfomance.

INTERNATIONAL EQUITY PORTFOLIO
Class A shares ..................       $14,171
Class B shares ..................        14,454
Class C shares ..................        14,746
MSCI EAFE Index .................        11,284

                                                        TOTAL RETURNS
                                             ------------------------------------
                                             ONE YEAR ENDED
                                             MARCH 31, 2001     AVERAGE ANNUAL(3)
                                             --------------     -----------------
International Equity Portfolio(2)
   Class A shares(4) .....................     (39.51)%               11.30%
   Class B shares(5) .....................     (39.44)                11.97
   Class C shares(6) .....................     (36.97)                12.66
MSCI EAFE Index(1) .......................     (25.67)                 4.06

-----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2001.
(4) Reflects the initial maximum sales charge in effect at the beginning of the period (5.50%). Without the applicable sales charge, the total returns would have been (35.99)% and 13.25%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (36.30)% and 12.68%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2001 would have been (36.34)%.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
-------  ------------------------------------------------------  ----------
     1.  Cable TV .............................................     10.31
     2.  Banks ................................................      8.01
     3.  Electronic Components ................................      6.27
     4.  Oil & Gas Drilling ...................................      4.83
     5.  Commercial Services - Finance ........................      4.44
     6.  Cellular Telecommunications ..........................      3.94
     7.  Physical Therapy/Rehabilitation Centers ..............      3.67
     8.  Retail - Discount ....................................      3.62
     9.  Investment Management/Advisor Service ................      3.55
    10.  Credit & Finance .....................................      3.34

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                    PERCENT OF
 RANK    HOLDINGS                                                  INDUSTRY                         NET ASSETS
-------  --------                                   ---------------------------------------------   ----------
     1.  Comcast Corp. .........................    Cable TV                                           5.73
     2.  FleetBoston Financial Corp. ...........    Banks                                              4.56
     3.  Moody's Corp. .........................    Commercial Services - Finance                      4.44
     4.  Sprint Corp. (PCS Group) ..............    Cellular Telecommunications                        3.94
     5.  Cablevision Systems Corp. .............    Cable TV                                           3.87
     6.  BJ's Wholesale Club, Inc. .............    Retail - Discount                                  3.62
     7.  Xilinx, Inc. ..........................    Electronic Components                              3.61
     8.  Global Marine Inc. ....................    Oil & Gas Drilling                                 3.57
     9.  Eaton Vance Corp. .....................    Investment Management/Advisor Service              3.55
    10.  American Express Co. ..................    Credit & Finance                                   3.34

---------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            THE INSIDERS SELECT FUND

                                 MARCH 31, 2001
                                   (UNAUDITED)


--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
-------  ------------------------------------------------------  ----------
     1.  Computers ............................................     9.03
     2.  Telephone - Integrated ...............................     8.05
     3.  Financial Guarantee Insurance ........................     6.23
     4.  Credit & Finance .....................................     4.40
     5.  Aerospace & Defense Equipment ........................     4.18
     6.  Banks ................................................     3.88
     7.  Commercial Services - Finance ........................     3.85
     8.  Life/Health Insurance ................................     3.80
     9.  Diversified Manufacturing Operations .................     3.46
    10.  Retail - Department Stores ...........................     3.32

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                    PERCENT OF
 RANK    HOLDINGS                                                  INDUSTRY                         NET ASSETS
-------  --------                                   ---------------------------------------------   ----------
     1.  Hewlett-Packard Co. ...................    Computers                                          3.69
     2.  Textron, Inc. .........................    Diversified Manufacturing Operations               3.46
     3.  May Department Stores Co. (The) .......    Retail - Department Stores                         3.32
     4.  Dell Computer Corp. ...................    Computers                                          3.30
     5.  MGIC Investment Corp. .................    Financial Guarantee Insurance                      3.29
     6.  Citigroup, Inc. .......................    Financial Services                                 3.16
     7.  United Technologies Corp. .............    Aerospace & Defense Equipment                      3.14
     8.  Verizon Communications, Inc. ..........    Telephone - Integrated                             2.95
     9.  National Semiconductor Corp. ..........    Electronic Components - Semiconductors             2.95
    10.  MBIA, Inc. ............................    Financial Guarantee Insurance                      2.94

-------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            LARGE CAP VALUE PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
-------  ------------------------------------------------------  ----------
     1.  Banks ................................................     8.28
     2.  Oil Companies - Integrated ...........................     7.43
     3.  Telephone - Integrated ...............................     6.81
     4.  Financial Guarantee Insurance ........................     5.59
     5.  Diversified Manufacturing Operations .................     5.47
     6.  Retail - Department Stores ...........................     5.20
     7.  Life/Health Insurance ................................     5.11
     8.  Computers ............................................     5.04
     9.  Retail - Restaurants .................................     4.73
    10.  Aerospace & Defense Equipment ........................     3.45

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                    PERCENT OF
 RANK    HOLDINGS                                                  INDUSTRY                         NET ASSETS
-------  --------                                   ---------------------------------------------   ----------
     1.  MGIC Investment Corp. .................    Financial Guarantee Insurance                       3.69
     2.  Textron, Inc. .........................    Diversified Manufacturing Operations                3.52
     3.  Bank of America Corp. .................    Banks                                               3.30
     4.  National Semiconductor Corp. ..........    Electronic Components - Semiconductors              3.13
     5.  Texaco Inc. ...........................    Oil Companies - Integrated                          2.99
     6.  Hewlett-Packard Co. ...................    Computers                                           2.96
     7.  May Department Stores Co. (The) .......    Retail - Department Stores                          2.93
     8.  Torchmark Corp. .......................    Life/Health Insurance                               2.67
     9.  Allstate Corp. (The) ..................    Multi-Line Insurance                                2.66
    10.  Kimberly-Clark Corp. ..................    Cosmetics & Toiletries                              2.63

--------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                            SMALL CAP VALUE PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                 PERCENT OF
 RANK    INDUSTRY                                                NET ASSETS
-------  ------------------------------------------------------  ----------
     1.  Medical - Drugs ......................................    14.40
     2.  Building & Construction Products .....................     4.91
     3.  Oil Companies - Integrated ...........................     4.38
     4.  Food - Miscellaneous/Diversified .....................     4.07
     5.  Finance - Consumer Loans .............................     3.91
     6.  Steel ................................................     3.58
     7.  Commercial Services ..................................     3.55
     8.  Health Care ..........................................     3.46
     9.  Life/Health Insurance ................................     3.28
    10.  Radio ................................................     3.02

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                            PERCENT OF
 RANK    HOLDINGS                                                          INDUSTRY                         NET ASSETS
-------  --------                                           ---------------------------------------------   ----------
     1.  Impax Laboratories, Inc. .......................   Medical - Drugs                                     9.12
     2.  Hibernia Foods plc .............................   Food - Miscellaneous/Diversified                    4.07
     3.  Student Loan Corp. (The) .......................   Finance - Consumer Loans                            3.91
     4.  Universal Stainless & Alloy Products, Inc. .....   Steel                                               3.58
     5.  Steiner Leisure Ltd. ...........................   Commercial Services                                 3.55
     6.  Caremark Rx, Inc. ..............................   Health Care                                         3.46
     7.  Insituform Technologies, Inc. ..................   Building & Construction Products                    3.09
     8.  Cox Radio, Inc. ................................   Radio                                               3.02
     9.  Meridian Resource Corp. (The) ..................   Oil Companies - Integrated                          2.99
    10.  COMARCO, Inc. ..................................   Communications                                      2.90

--------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                              FOCUS LIST PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                   PERCENT OF
 RANK    INDUSTRY                                                  NET ASSETS
-------  --------------------------------------------------------  ----------
     1.  Technology: Computer Services ..........................     17.69
     2.  Media: Radio & TV Broadcasting .........................     10.24
     3.  Financial Services: Government-Sponsered Enterprises ...      7.76
     4.  Media: Cable & Entertainment ...........................      7.75
     5.  Consumer: Restaurants ..................................      6.47
     6.  Healthcare: Major Pharmaceuticals ......................      5.34
     7.  Media: Advertising & Marketing Services ................      5.33
     8.  Consumer: Retailing/Food & Drug Chains .................      5.31
     9.  Energy: International Major Oils .......................      4.29
    10.  Telecommunications: Services/Wireless ..................      3.65

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                           PERCENT OF
 RANK    HOLDINGS                                                  INDUSTRY                                NET ASSETS
-------  --------                                   ----------------------------------------------------   ----------
     1.  BISYS Group, Inc. (The) ...............    Technology: Computer Services                             9.35
     2.  Affiliated Computer Services, Inc. ....    Technology: Computer Services                             8.34
     3.  Fannie Mae ............................    Financial Services: Government-Sponsored Enterprises      7.76
     4.  AOL Time Warner Inc. ..................    Media: Cable & Entertainment                              7.75
     5.  Darden Restaurants, Inc. ..............    Consumer: Restaurants                                     6.47
     6.  USA Networks, Inc. ....................    Media: Radio & TV Broadcasting                            5.80
     7.  American Home Products Corp. ..........    Healthcare: Major Pharmaceuticals                         5.34
     8.  True North Communications Inc. ........    Media: Advertising & Marketing Services                   5.33
     9.  CVS Corp. .............................    Consumer: Retailing/Food & Drug Chains                    5.31
    10.  Clear Channel Communications, Inc. ....    Media: Radio & TV Broadcasting                            4.44

-------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------
                          TOP FIVE INDUSTRY WEIGHTINGS*


                                                                   PERCENT OF
 RANK    INDUSTRY                                                  NET ASSETS
-------  --------------------------------------------------------  ----------
EQUITY
--------------------------------------------------------------------------------
     1.  Oil Companies - Integrated .............................     3.77
     2.  Banks ..................................................     3.54
     3.  Computers ..............................................     2.91
     4.  Life/Health Insurance ..................................     2.70
     5.  Retail - Restaurants ...................................     2.50

LONG-TERM DEBT
--------------------------------------------------------------------------------

     1.  U.S. Government Agency Obligations .....................    19.09
     2.  U.S. Government Obligations ............................     6.80
     3.  Mortgage Backed Securities .............................     2.56
     4.  Financial ..............................................     2.52
     5.  Computer Services ......................................     1.44

--------------------------------------------------------------------------------

                               TOP FIVE HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                INDUSTRY                 NET ASSETS
-------  --------------------------------------------------    -----------------------------------------  ----------
EQUITY
--------------------------------------------------------------------------------------------------------------------
     1.  National Semiconductor Corp. .....................    Electronic Components - Semiconductors         1.79
     2.  Hewlett-Packard Co. ..............................    Computers                                      1.67
     3.  Textron, Inc. ....................................    Diversified Manufacturing Operations           1.64
     4.  Washington Mutual, Inc. ..........................    Savings & Loan                                 1.56
     5.  MGIC Investment Corp. ............................    Financial Guarantee Insurance                  1.55

LONG-TERM DEBT
--------------------------------------------------------------------------------------------------------------------
     1.  Fannie Mae .......................................    U.S. Government Agency Obligations            14.79
     2.  U.S. Treasuries ..................................    U.S. Government Obligations                    6.80
     3.  Freddie Mac ......................................    U.S. Government Agency Obligations             3.17
     4.  Government National Mortgage Association .........    U.S. Government Agency Obligations             1.13
     5.  Electronic Data Systems Corp., Notes .............    Corporate Obligations                          0.96

-----------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO

                                 MARCH 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                   PERCENT OF
 RANK    INDUSTRY                                                  NET ASSETS
-------  --------------------------------------------------------  ----------
     1.  Medical - Drugs ........................................     16.82
     2.  Money Center Banks .....................................     13.75
     3.  Oil Companies - Integrated .............................      5.85
     4.  Multi-Line Insurance ...................................      5.43
     5.  Chemicals - Diversified ................................      5.00
     6.  Commercial Banks - Non-U.S. ............................      4.18
     7.  Auto - Cars/Light Trucks ...............................      3.62
     8.  Real Estate Development ................................      3.45
     9.  Reinsurance ............................................      3.30
    10.  Food - Miscellaneous/Diversified .......................      2.87

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                                INDUSTRY                 NET ASSETS
-------  --------------------------------------------------    -----------------------------------------  ----------
     1.  Novartis AG ......................................    Medical - Drugs                                3.94
     2.  GlaxoSmithKline plc ..............................    Medical - Drugs                                3.93
     3.  Royal Dutch Petroleum Co. ........................    Oil Companies - Integrated                     3.67
     4.  Aventis SA .......................................    Medical - Drugs                                2.83
     5.  Honda Motor Co., Ltd. ............................    Auto - Cars/Light Trucks                       2.76
     6.  Sun Hung Kai Properties Ltd. .....................    Real Estate Development                        2.42
     7.  ING Groep NV .....................................    Multi-Line Insurance                           2.35
     8.  Heineken NV ......................................    Brewery                                        2.28
     9.  ASM Lithography Holding NV .......................    Semiconductor Equipment                        2.21
    10.  HSBC Holdings plc ................................    Money Center Banks                             2.14

--------------
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                              S&P STARS PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS -- 100.13%

            APPLICATIONS SOFTWARE - 0.24%
  220,000   Intuit Inc.*++ ......................................  $     6,105,000
                                                                   ---------------

            BANKS - 8.01%
  320,000   Bank of America Corp.++ .............................       17,520,000
3,030,000   FleetBoston Financial Corp. .........................      114,382,500
1,020,000   PNC Financial Services Group ........................       69,105,000
                                                                   ---------------
                                                                       201,007,500
                                                                   ---------------

            CABLE TV - 10.31%
1,380,000   Cablevision Systems Corp., Class A* .................       97,096,800
  690,000   Cablevision Systems Corp.--
                Rainbow Media Group*+++ .........................       17,940,000
3,430,000   Comcast Corp., Special Class A* .....................      143,845,625
                                                                   ---------------
                                                                       258,882,425
                                                                   ---------------

            CELLULAR TELECOMMUNICATIONS - 3.94%
5,210,000   Sprint Corp. (PCS Group)*+ ..........................       98,990,000
                                                                   ---------------

            COMMERCIAL SERVICES - 1.26%
  880,000   Convergys Corp.*+ ...................................       31,741,600
                                                                   ---------------

            COMMERCIAL SERVICES - FINANCE - 4.44%
4,040,000   Moody's Corp. .......................................      111,342,400
                                                                   ---------------

            COMPUTER SERVICES - 1.36%
1,850,000   Ceridian Corp.*++ ...................................       34,225,000
                                                                   ---------------

            COMPUTERS - MEMORY DEVICES - 0.66%
  560,000   EMC Corp.*+ .........................................       16,464,000
                                                                   ---------------

            COMPUTERS - MICRO -  0.54%
  880,000   Sun Microsystems, Inc.*++ ...........................       13,525,600
                                                                   ---------------

            CONSULTING SERVICES - 0.32%
1,185,000   Gartner, Inc., Class A*++ ...........................        7,986,900
                                                                   ---------------

            COSMETICS & TOILETRIES - 1.89%
  700,000   Kimberly-Clark Corp. ................................       47,481,000
                                                                   ---------------

            CREDIT & FINANCE - 3.34%
2,030,000   American Express Co.+ ...............................       83,839,000
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 2.43%
1,410,000   Tyco International Ltd. .............................       60,954,300
                                                                   ---------------

            ELECTRONIC COMPONENTS - 6.27%
3,350,000   Vishay Intertechnology, Inc.*+ ......................  $    66,665,000
                                                                   ---------------

2,580,000   Xilinx, Inc.* .......................................       90,622,500
                                                                   ---------------
                                                                       157,287,500
                                                                   ---------------

            ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.57%
  570,000   Technitrol, Inc.+ ...................................       14,187,300
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.44%
  740,000   Cree, Inc.*+ ........................................       11,077,800
                                                                   ---------------

            ELECTRONICS - 2.70%
1,940,000   Adobe Systems Inc. ..................................       67,841,800
                                                                   ---------------

            E-MARKETING INFORMATION - 0.59%
1,275,000   DoubleClick Inc.*+ ..................................       14,742,188
                                                                   ---------------

            FINANCIAL GUARANTEE INSURANCE - 3.26%
1,290,000   Ambac Financial Group, Inc. .........................       81,824,700
                                                                   ---------------

            HEALTH CARE COST MANAGEMENT SERVICES - 1.35%
1,650,000   Orthodontic Centers of America, Inc.*+ ..............       33,825,000
                                                                   ---------------

            INTERNET CONTENT - 0.42%
2,828,000   SportsLine.com, Inc.*+++(a) .........................       10,428,250
                                                                   ---------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICE - 3.55%
2,866,200   Eaton Vance Corp. ...................................       88,995,510
                                                                   ---------------

            MEDICAL & DRUGS SERVICES - 0.97%
  600,000   King Pharmaceuticals, Inc.*++ .......................       24,450,000
                                                                   ---------------

            MEDICAL - DRUGS - 2.15%
1,320,000   Pfizer Inc. .........................................       54,054,000
                                                                   ---------------

            MEDICAL - HMO - 0.14%
  130,000   Oxford Health Plans, Inc.* ..........................        3,477,500
                                                                   ---------------

            MULTIMEDIA - 2.30%
1,275,000   AOL Time Warner Inc.*++ .............................       51,191,250
  230,000   Gemstar-TV Guide International, Inc.* ...............        6,612,500
                                                                   ---------------
                                                                        57,803,750
                                                                   ---------------

            NETWORKING PRODUCTS - 2.84%
2,400,000   Cisco Systems, Inc.*++ ..............................       37,950,000
2,200,000   Extreme Networks, Inc.*+ ............................       33,462,000
                                                                   ---------------
                                                                        71,412,000
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            OIL & GAS DRILLING - 4.83%
3,500,000   Global Marine Inc.* ................................. $     89,600,000
  610,000   Nabors Industries, Inc.* ............................       31,622,400
                                                                   ---------------
                                                                       121,222,400
                                                                   ---------------

            OIL & OFFSHORE DRILLING - 2.43%
1,880,000   Santa Fe International Corp. ........................       61,100,000
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 1.02%
  440,000   Devon Energy Corp. ..................................       25,608,000
                                                                   ---------------

            PHARMACEUTICALS - 1.11%
  510,000   Teva Pharmaceutical Industries Ltd. - ADR+ ..........       27,858,750
                                                                   ---------------

            PHYSICAL THERAPY/REHABILITATION CENTERS - 3.67%
2,000,000   HEALTHSOUTH Corp.* ..................................       25,780,000
1,610,000   RehabCare Group, Inc.*(a) ...........................       66,332,000
                                                                   ---------------
                                                                        92,112,000
                                                                   ---------------

            PUBLISHING - BOOKS - 1.95%
1,360,000   Scholastic Corp.* ...................................       49,045,000
                                                                   ---------------

            RETAIL - BUILDING PRODUCTS - 1.03%
  600,000   Home Depot, Inc. (The) ..............................       25,860,000
                                                                   ---------------

            RETAIL - DISCOUNT - 3.62%
1,900,000   BJ's Wholesale Club, Inc.* ..........................       90,915,000
                                                                   ---------------

            RETAIL - DRUG STORES - 3.26%
1,400,000   CVS Corp. ...........................................       81,886,000
                                                                   ---------------

            RETAIL - GROCERY STORES - 1.76%
1,710,000   Kroger Co. (The)*+ ..................................       44,100,900
                                                                   ---------------

            RETAIL - OFFICE SUPPLIES - 3.11%
5,250,000   Staples, Inc.*++ ....................................       78,093,750
                                                                   ---------------

            SEMICONDUCTOR EQUIPMENT - 1.25%
1,060,000   Integrated Device Technology, Inc.(b)*++ ............       31,386,600
                                                                   ---------------

            TELECOMMUNICATION EQUIPMENT - 0.99%
1,300,000   AT&T Wireless Group(b)*+ ............................       24,934,000
                                                                   ---------------

            TELEVISION - 0.71%
  470,000   Univision Communications Inc., Class A*++ ...........       17,935,200
                                                                   ---------------

            TOBACCO - 0.70%
  370,000   Philip Morris Cos. Inc. .............................  $    17,556,500
                                                                   ---------------

            TRANSPORT - TRUCK - 1.63%
1,300,000   USFreightways Corp.++ ...............................       40,950,000
                                                                   ---------------

            WEB PORTALS/ISP - 0.77%
2,475,000   GoTo.com, Inc.*+++ ..................................       19,413,281
                                                                   ---------------

            Total Common Stocks
                (cost - $2,574,743,419) .........................    2,513,929,404
                                                                   ---------------

            SHORT-TERM INVESTMENT -- 0.01%
            INVESTMENT COMPANY - 0.01%
  258,609   Federated Investors, Trust for Short-Term
                U.S. Government Securities,
                4.87%**+++ (cost - $258,609) ....................          258,609
                                                                   ---------------
            Total Investments -- 100.14%
                (cost - $2,575,002,028) .........................    2,514,188,013
            Liabilities in excess of other assets -- (0.14)% ....       (3,554,938)
                                                                   ---------------
            Net Assets -- 100.00% ...............................  $ 2,510,633,075
                                                                   ===============

----------------
Unless otherwise indicated, all common stocks are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Not ranked by STARS.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.
(a)  Affiliated company.
(b)  Security or a portion thereof is out on loan.
ADR  American Depositary Receipts.

S&P STARS RANKING (UNAUDITED):
Five stars -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars -- Avoid -- Expect to be a below average performer.
One star -- Sell -- Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            THE INSIDERS SELECT FUND
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS - 97.25%

            AEROSPACE & DEFENSE EQUIPMENT - 4.18%
    8,900   B.F Goodrich (The) ..................................  $       341,493
   14,100   United Technologies Corp. ...........................        1,033,530
                                                                   ---------------
                                                                         1,375,023
                                                                   ---------------

            AUTO - CARS/LIGHT TRUCKS - 2.43%
   15,400   General Motors Corp. ................................          798,490
                                                                   ---------------

            BANKS - 3.88%
   17,600   Bank of America Corp. ...............................          963,600
    4,600   PNC Financial Services Group ........................          311,650
                                                                   ---------------
                                                                         1,275,250
                                                                   ---------------

            BROADCAST SERVICES/PROGRAMMING - 2.02%
   47,500   AT&T Corp. - Liberty Media Corp.* ...................          665,000
                                                                   ---------------

            CABLE/TELEVISION - 2.78%
   21,800   Comcast Corp., Special Class A* .....................          914,237
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 2.43%
   19,600   DuPont (E.I.) de Nemours and Co. ....................          797,720
                                                                   ---------------

            COMMERCIAL SERVICES - FINANCE - 3.85%
   12,000   Moody's Corp. .......................................          330,720
   39,700   New Dun & Bradstreet Corp. (The)* ...................          935,332
                                                                   ---------------
                                                                         1,266,052
                                                                   ---------------

            COMPUTER SERVICES - 0.98%
   10,000   Computer Sciences Corp.* ............................          323,500
                                                                   ---------------

            COMPUTERS - 9.03%
   42,200   Dell Computer Corp.* ................................        1,084,012
   38,800   Hewlett-Packard Co. .................................        1,213,276
    7,000   International Business Machines Corp. ...............          673,260
                                                                   ---------------
                                                                         2,970,548
                                                                   ---------------

            COSMETICS/TOILETRIES - 2.78%
   13,500   Kimberly-Clark Corp. ................................          915,705
                                                                   ---------------

            CREDIT & FINANCE - 4.40%
   22,700   American Express Co. ................................  $       937,510
    6,400   Fannie Mae ..........................................          509,440
                                                                   ---------------
                                                                         1,446,950
                                                                   ---------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 3.46%
   20,000   Textron, Inc. .......................................        1,136,800
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 2.35%
   32,400   Viad Corp. ..........................................          772,092
                                                                   ---------------

            ELECTRIC - INTEGRATED - 2.35%
   12,600   FPL Group, Inc. .....................................          772,380
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.95%
   36,300   National Semiconductor Corp.* .......................          971,025
                                                                   ---------------

            ELECTRONIC PRODUCTS - MISCELLANEOUS - 2.49%
   13,200   Emerson Electric Co. ................................          818,400
                                                                   ---------------

            FINANCIAL GUARANTEE INSURANCE - 6.23%
   12,000   MBIA, Inc. ..........................................          968,160
   15,800   MGIC Investment Corp. ...............................        1,081,036
                                                                   ---------------
                                                                         2,049,196
                                                                   ---------------

            FINANCIAL SERVICES - 3.16%
   23,066   Citigroup, Inc. .....................................        1,037,509
                                                                   ---------------

            LIFE/HEALTH INSURANCE - 3.80%
   24,200   American General Corp. ..............................          925,650
    7,600   Lincoln National Corp. ..............................          322,772
                                                                   ---------------
                                                                         1,248,422
                                                                   ---------------

            MACHINERY - GENERAL INDUSTRIAL - 1.79%
   16,400   Dover Corp. .........................................          587,776
                                                                   ---------------

            MEDICAL - DRUGS - 2.45%
   17,100   Abbott Laboratories .................................          806,949
                                                                   ---------------

            MEDICAL - HOSPITALS - 2.71%
   22,100   HCA-The Healthcare Co. ..............................          889,967
                                                                   ---------------

            MULTI - LINE INSURANCE - 1.95%
    7,975   American International Group, Inc. ..................          641,988
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            THE INSIDERS SELECT FUND
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            OIL COMPANIES - INTEGRATED - 1.82%
   17,300   Unocal Corp. ........................................  $       598,061
                                                                   ---------------

            PHOTO EQUIPMENT & SUPPLIES - 2.63%
   21,700   Eastman Kodak Co. ...................................          865,613
                                                                   ---------------

            RETAIL - DEPARTMENT STORES - 3.32%
   30,800   May Department Stores Co. (The) .....................        1,092,784
                                                                   ---------------

            RETAIL - RESTAURANTS - 2.83%
   35,000   McDonald's Corp. ....................................          929,250
                                                                   ---------------

            SAVINGS & LOAN - 2.50%
   15,000   Washington Mutual, Inc. .............................          821,250
                                                                   ---------------

            TELECOMMUNICATION SERVICES - 1.65%
   28,400   Broadwing Inc.* .....................................          543,860
                                                                   ---------------

            TELEPHONE - INTEGRATED - 8.05%
   23,500   AT&T Corp. ..........................................          500,550
   10,400   SBC Communications Inc. .............................          464,152
   19,700   Verizon Communications, Inc. ........................          971,210
   38,100   WorldCom, Inc. ......................................          711,994
                                                                   ---------------
                                                                         2,647,906
                                                                   ---------------

            Total Common Stocks
               (cost - $27,137,228) .............................       31,979,703
                                                                   ---------------

            SHORT-TERM INVESTMENT -- 2.77%
            INVESTMENT COMPANY - 2.77%
  910,551   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 4.87%**
              (cost - $910,551) .................................  $       910,551
                                                                   ---------------
              Total Investments -- 100.02%
              (cost - $28,047,779) ..............................       32,890,254
              Liabilities in excess of other assets -- (0.02)% ..           (7,076)
                                                                   ---------------
              Net Assets -- 100.00% .............................  $    32,883,178
                                                                   ===============

---------------
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           LARGE CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS -- 95.97%

            AEROSPACE & DEFENSE EQUIPMENT - 3.45%
    7,500   Goodrich (B.F.) Co. (The) ...........................  $       287,775
    9,400   United Technologies Corp. ...........................          689,020
                                                                   ---------------
                                                                           976,795
                                                                   ---------------

            AUTO - CARS/LIGHT TRUCKS - 1.77%
    9,700   General Motors Corp. ................................          502,945
                                                                   ---------------

            BANKS - 8.28%
   17,100   Bank of America Corp. ...............................          936,225
    6,400   J.P. Morgan Chase & Co. .............................          287,360
    9,000   PNC Financial Services Group ........................          609,750
    8,000   SunTrust Banks, Inc. ................................          518,400
                                                                   ---------------
                                                                         2,351,735
                                                                   ---------------

            BREWERY - 1.46%
    9,000   Anheuser-Busch Co., Inc. ............................          413,370
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 1.89%
   13,200   Du Pont (E.I.) de Nemours and Co. ...................          537,240
                                                                   ---------------

            COMMERCIAL SERVICES - FINANCE - 1.54%
   10,400   Moody's Corp. .......................................          286,624
    6,400   New Dun & Bradstreet Corp. (The) * ..................          150,784
                                                                   ---------------
                                                                           437,408
                                                                   ---------------

            COMPUTER SERVICES - 1.99%
    5,400   Computer Sciences Corp.* ............................          174,690
    7,000   Electronic Data Systems Corp. .......................          391,020
                                                                   ---------------
                                                                           565,710
                                                                   ---------------

            COMPUTERS - 5.04%
   26,900   Hewlett-Packard Co. .................................          841,163
    6,100   International Business Machines Corp. ...............          586,698
                                                                   ---------------
                                                                         1,427,861
                                                                   ---------------

            COSMETICS & TOILETRIES - 2.63%
   11,000   Kimberly-Clark Corp. ................................          746,130
                                                                   ---------------

            CREDIT & FINANCE - 3.43%
   13,100   American Express Co. ................................  $       541,030
    5,400   Fannie Mae ..........................................          429,840
                                                                   ---------------
                                                                           970,870
                                                                   ---------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 5.47%
    5,300   Minnesota Mining and Manufacturing Company (3M) .....          550,670
   17,600   Textron, Inc. .......................................        1,000,384
                                                                   ---------------
                                                                         1,551,054
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 2.18%
   26,000   Viad Corp. ..........................................          619,580
                                                                   ---------------

            ELECTRIC - INTEGRATED - 2.16%
   10,000   FPL Group, Inc. .....................................          613,000
                                                                   ---------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.57%
    7,200   Emerson Electric Co. ................................          446,400
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 3.13%
   33,200   National Semiconductor Corp.* .......................          888,100
                                                                   ---------------

            FINANCIAL GUARANTEE INSURANCE - 5.59%
    6,700   MBIA, Inc. ..........................................          540,556
   15,300   MGIC Investment Corp. ...............................        1,046,826
                                                                   ---------------
                                                                         1,587,382
                                                                   ---------------

            FINANCIAL SERVICES - 2.38%
   15,033   Citigroup Inc. ......................................          676,184
                                                                   ---------------

            LIFE/HEALTH INSURANCE - 5.11%
   10,800   American General Corp. ..............................          413,100
    6,600   Lincoln National Corp. ..............................          280,302
   19,500   Torchmark Corp. .....................................          757,185
                                                                   ---------------
                                                                         1,450,587
                                                                   ---------------

            MACHINERY - GENERAL INDUSTRIAL - 0.99%
    7,800   Dover Corp. .........................................          279,552
                                                                   ---------------

            MEDICAL PRODUCTS - 1.54%
    5,000   Johnson & Johnson ...................................          437,350
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           LARGE CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MEDICAL - DRUGS - 1.51%
    9,100   Abbott Laboratories .................................  $       429,429
                                                                   ---------------

            MULTI-LINE INSURANCE - 2.66%
   18,000   Allstate Corp. (The) ................................          754,920
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 7.43%
    5,740   BP Amoco Plc ADR ....................................          284,819
    3,800   Exxon Mobil Corp. ...................................          307,800
   12,800   Texaco Inc. .........................................          849,920
   19,300   Unocal Corp. ........................................          667,201
                                                                   ---------------
                                                                         2,109,740
                                                                   ---------------

            PAPER & RELATED PRODUCTS - 1.27%
   10,000   International Paper Co. .............................          360,800
                                                                   ---------------

            PHOTO EQUIPMENT & SUPPLIES - 2.39%
   17,000   Eastman Kodak Co. ...................................          678,130
                                                                   ---------------

            RETAIL - DEPARTMENT STORES - 5.20%
   23,400   May Department Stores Co. (The) .....................          830,232
   20,200   TJX Companies, Inc. (The) ...........................          646,400
                                                                   ---------------
                                                                         1,476,632
                                                                   ---------------

            RETAIL - RESTAURANTS - 4.73%
   26,200   McDonald's Corp. ....................................          695,610
   29,000   Wendy's International, Inc. .........................          647,280
                                                                   ---------------
                                                                         1,342,890
                                                                   ---------------

            SAVINGS & LOAN - 2.37%
   12,285   Washington Mutual, Inc. .............................          672,604
                                                                   ---------------

            TELEPHONE - INTEGRATED - 6.81%
   20,100   AT&T Corp. ..........................................          428,130
   13,800   SBC Communications Inc. .............................          615,894
   12,200   Verizon Communications Inc. .........................          601,460
   15,400   WorldCom, Inc.* .....................................          287,787
                                                                   ---------------
                                                                         1,933,271
                                                                   ---------------
            Total Common Stocks
              (cost - $22,566,475) ..............................       27,237,669
                                                                   ---------------

            SHORT-TERM INVESTMENT -- 2.15%
            INVESTMENT COMPANY - 2.15%
  610,644   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 4.87%**
              (cost - $610,644) .................................  $       610,644
                                                                   ---------------
            Total Investments -- 98.12%
              (cost - $23,177,119) ..............................       27,848,313

            Other assets in excess of liabilities -- 1.88% ......          534,423
                                                                   ---------------
            Net Assets -- 100.00% ...............................  $    28,382,736
                                                                   ===============

---------------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS
                           SMALL CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            EQUITY SECURITIES -- 96.64%
            COMMON STOCKS -- 95.49%

            BUILDING & CONSTRUCTION PRODUCTS - 4.91%
   86,550   Elcor Corp. .........................................  $     1,209,969
   62,800   Insituform Technologies, Inc. Class A* ..............        2,048,850
                                                                   ---------------
                                                                         3,258,819
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 1.52%
   49,600   Olin Corp. ..........................................        1,011,344
                                                                   ---------------

            COMMERCIAL BANKS - 2.82%
   87,900   Colonial BancGroup, Inc. (The) ......................        1,142,700
   21,400   Cullen/Frost Bankers, Inc. ..........................          732,950
                                                                   ---------------
                                                                         1,875,650
                                                                   ---------------

            COMMERCIAL SERVICES - 3.55%
  143,400   Steiner Leisure Ltd.* ...............................        2,357,137
                                                                   ---------------

            COMMUNICATIONS - 2.90%
  132,325   COMARCO, Inc. .......................................        1,926,983
                                                                   ---------------

            COMPUTER SERVICES - 2.42%
   59,400   CACI International Inc.* ............................        1,603,800
                                                                   ---------------

            COMPUTER SOFTWARE - 2.78%
  273,800   Zi Corp.* ...........................................        1,848,150
                                                                   ---------------

            CONSUMER PRODUCTS - MISC - 1.54%
   81,600   Dial Corp. (The) ....................................        1,020,000
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 1.14%
   29,000   Crane Co. ...........................................          755,450
                                                                   ---------------

            ELECTRIC - INTEGRATED - 1.56%
   12,200   Kansas City Power & Light Co. .......................          300,120
   35,100   Unisource Energy Corp. ..............................          737,100
                                                                   ---------------
                                                                         1,037,220
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.56%
   48,200   Lattice Semiconductor Corp.* ........................          876,637
   23,700   Rudolph Technologies, Inc.* .........................          822,094
                                                                   ---------------
                                                                         1,698,731
                                                                   ---------------

            FINANCE - CONSUMER LOANS - 3.91%
   37,200   Student Loan Corp. (The) ............................  $     2,599,536
                                                                   ---------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 4.07%
  470,373   Hibernia Foods plc - ADR* ...........................        2,704,645
                                                                   ---------------

            HEALTH CARE - 3.46%
  176,400   Caremark Rx, Inc.* ..................................        2,300,256
                                                                   ---------------

            HOME FURNISHINGS - 1.97%
   55,200   Furniture Brands International, Inc*. ...............        1,308,240
                                                                   ---------------

            HOTELS/MOTELS - 1.47%
   70,650   Station Casinos, Inc.* ..............................          975,677
                                                                   ---------------

            HUMAN RESOURCES - 1.49%
  267,625   Butler International, Inc.* .........................          986,867
                                                                   ---------------

            INSTRUMENTS - CONTROLS - 0.98%
   48,400   Frequency Electronics, Inc. .........................          648,560
                                                                   ---------------

            INSTRUMENTS - SCIENTIFIC - 0.75%
   10,700   Millipore Corp. .....................................          494,982
                                                                   ---------------

            LIFE/HEALTH INSURANCE - 3.28%
  137,900   Penn Treaty American Corp.* .........................        1,402,443
   25,300   Protective Life Corp. ...............................          775,951
                                                                   ---------------
                                                                         2,178,394
                                                                   ---------------

            MEDICAL - DRUGS - 13.26%
  174,300   ATS Medical, Inc.* ..................................        1,677,638
   90,800   DUSA Pharmaceuticals, Inc.* .........................        1,208,775
  718,254   Impax Laboratories, Inc.* ...........................        5,297,123
  116,600   InKine Pharmaceutical Company, Inc.* ................          623,081
                                                                   ---------------
                                                                         8,806,617
                                                                   ---------------

            MEDICAL - GENERIC DRUGS - 0.69%
   34,800   Pharmaceutical Resources, Inc.* .....................          460,752
                                                                   ---------------

            METALS PROCESSORS & FABRICATION - 1.27%
   28,100   Mueller Industries, Inc.* ...........................          844,124
                                                                   ---------------

            MISCELLANEOUS INDUSTRIALS - 1.95%
   76,500   KEMET Corp.* ........................................        1,295,910
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                           SMALL CAP VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            OIL & GAS DRILLING - 0.94%
   24,300   Global Marine Inc.* .................................  $       622,080
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 4.38%
  278,500   Meridian Resource Corp. (The) * .....................        1,985,705
   45,200   Vintage Petroleum, Inc. .............................          919,820
                                                                   ---------------
                                                                         2,905,525
                                                                   ---------------

            POWER CONVERSION/SUPPLY EQUIPMENT - 2.61%
  134,500   American Power Conversion Corp.* ....................        1,733,789
                                                                   ---------------

            RADIO - 3.02%
   95,400   Cox Radio, Inc., Class A* ...........................        2,004,354
                                                                   ---------------

            REAL ESTATE INVESTMENT TRUSTS - 1.55%
   59,100   Glenborough Realty Trust Inc. .......................        1,028,340
                                                                   ---------------

            RECREATIONAL CENTERS - 2.84%
   64,100   Bally Total Fitness Holding Corp.* ..................        1,887,745
                                                                   ---------------

            RENTAL AUTO/EQUIPMENT - 2.06%
   83,700   United Rentals, Inc.* ...............................        1,366,821
                                                                   ---------------

            RETAIL - APPAREL/SHOE - 1.87%
   46,900   AnnTaylor Stores Corp.* .............................        1,245,195
                                                                   ---------------

            RETAIL - HOME FURNISHINGS - 1.80%
   92,200   Pier 1 Imports, Inc. ................................        1,198,600
                                                                   ---------------

            S&L THRIFTS - 2.04%
   11,900   Astoria Financial Corp. .............................          635,906
   35,700   First Financial Holdings, Inc. ......................          714,000
                                                                   ---------------
                                                                         1,349,906
                                                                   ---------------

            SEMICONDUCTOR EQUIPMENT - 0.44%
    6,600   DuPont Photomasks, Inc.* ............................          289,601
                                                                   ---------------

            STEEL - 3.58%
  316,700   Universal Stainless & Alloy Products, Inc.*(a) ......        2,375,250
                                                                   ---------------

            TELECOMMUNICATION EQUIPMENT - 0.36%
   14,400   CommScope, Inc.* ....................................          240,192
                                                                   ---------------

            TRANSPORT - TRUCK - 1.75%
   74,500   J.B. Hunt Transport Services, Inc.* .................  $     1,164,063
                                                                   ---------------
            Total Common Stocks
              (cost - $60,954,189) ..............................       63,409,305
                                                                   ---------------

            RIGHTS/WARRANTS - 1.15%
            FINANCIAL SERVICES - 0.01%
   18,300   Bank United Corp. Litigation Contigent
              Payment Rights ....................................            4,575
                                                                   ---------------

            MEDICAL - DRUGS - 1.14%
  225,000   Impax Laboratories, Inc., Series C* .................          759,375
                                                                   ---------------
            Total Rights/Warrants
              (cost - $6,222) ....................................          763,950
                                                                   ---------------

            SHORT-TERM INVESTMENT -- 2.55%
            INVESTMENT COMPANY - 2.55%
1,695,803   Federated Investors, Trust for
            Short-Term U.S. Government
            Securities, 4.87%** (cost - $1,695,803) .............        1,695,803
                                                                   ---------------
            Total Investments -- 99.19%
              (cost - $62,656,214) ...............................       65,869,058
            Other assets in excess of
              liabilities -- 0.81% ..............................          535,482
                                                                   ---------------
            Net Assets -- 100.00% ...............................  $    66,404,540
                                                                   ===============

ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.
(a)  Affiliated company.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                              FOCUS LIST PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS -- 82.80%

            COMPUTERS - INTEGRATED SYSTEMS - 0.06%
      883   McDATA Corp.*+ ......................................  $        16,667
                                                                   ---------------

            CONSUMER: RESTAURANTS - 6.47%
   81,000   Darden Restaurants, Inc. ............................        1,923,750
                                                                   ---------------

            CONSUMER: RETAILING/FOOD & DRUG CHAINS - 5.31%
   27,000   CVS Corp. ...........................................        1,579,230
                                                                   ---------------

            ENERGY: INTERNATIONAL MAJOR OILS - 4.29%
   23,000   Royal Dutch Petroleum Co. ...........................        1,275,120
                                                                   ---------------

            EUROPEAN BANKS - 4.62%
   44,000   Barclays plc ........................................        1,373,087
                                                                   ---------------

            EUROPEAN GAMING/LODGING - 4.29%
  130,000   Bass plc ............................................        1,275,274
                                                                   ---------------

            FINANCIAL SERVICES: GOVERNMENT-SPONSORED
            ENTERPRISES - 7.76%
   29,000   Fannie Mae ..........................................        2,308,400
                                                                   ---------------

            FOOD: MISCELLANEOUS/DIVERSIFIED - 0.00%
      600   Vlasic Foods International Inc.*+ ...................               27
                                                                   ---------------

            HEALTHCARE: MAJOR PHARMACEUTICALS - 5.34%
   27,000   American Home Products Corp. ........................        1,586,250
                                                                   ---------------

            MEDIA: ADVERTISING & MARKETING SERVICES - 5.33%
   42,000   True North Communications Inc. ......................        1,585,500
                                                                   ---------------

            MEDIA: CABLE & ENTERTAINMENT - 7.75%
   57,400   AOL Time Warner Inc.* ...............................        2,304,610
                                                                   ---------------

            MEDIA: RADIO & TV BROADCASTING - 10.24%
   24,247   Clear Channel Communications, Inc.* .................        1,320,249
   72,000   USA Networks, Inc.* .................................        1,723,500
                                                                   ---------------
                                                                         3,043,749
                                                                   ---------------

            TECHNOLOGY: COMPUTER SERVICES - 17.69%
   38,200   Affiliated Computer Services, Inc., Class A* ........        2,479,180
   52,000   BISYS Group, Inc. (The)* ............................        2,778,750
                                                                   ---------------
                                                                         5,257,930
                                                                   ---------------

            TELECOMMUNICATIONS: SERVICES/WIRELESS - 3.65%
   40,000   Vodafone Group plc, ADR+ ............................  $     1,086,000
                                                                   ---------------
            Total Common Stocks (cost - $20,918,620) ............       24,615,594
                                                                   ---------------

            SHORT-TERM INVESTMENTS -- 15.53%

            INVESTMENT COMPANY - 0.13%
   37,255   Federated Investors, Trust for Short-Term
              U.S. Government Securities, 4.87%**+
              (cost - $37,255) ..................................           37,255
                                                                   ---------------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY OBLIGATION - 15.40%
$   4,580   Federal Home Loan Bank, Discount Notes,
              5.00%, 04/02/01+ (cost - $4,579,364) ..............        4,579,364
                                                                   ---------------
            Total Short-Term Investments
              (cost - $4,616,619) ...............................        4,616,619
                                                                   ---------------
            Total Investments -- 98.33%
              (cost - $25,535,239) ..............................       29,232,213
            Other assets in excess of liabilities -- 1.67% ......          497,489
                                                                   ---------------
            Net Assets -- 100.00% ...............................  $    29,729,702
                                                                   ===============

-------------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.
+    Not a Focus List Selection at March 31, 2001.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            EQUITY SECURITIES -- 52.87%

            AEROSPACE & DEFENSE EQUIPMENT - 1.75%
    2,100   Goodrich (B.F.) Co. (The) ...........................  $        80,577
    2,800   United Technologies Corp. ...........................          205,240
                                                                   ---------------
                                                                           285,817
                                                                   ---------------

            AUTO - CARS/LIGHT TRUCKS - 0.86%
    2,700   General Motors Corp. ................................          139,995
                                                                   ---------------

            BANKS - 3.54%
    3,300   Bank of America Corp. ...............................          180,675
    2,300   J.P. Morgan Chase & Co. .............................          103,270
    2,400   PNC Financial Services Group ........................          162,600
    2,000   SunTrust Banks, Inc. ................................          129,600
                                                                   ---------------
                                                                           576,145
                                                                   ---------------

            BROADCAST SERVICES/PROGRAMMING - 1.02%
   11,900   AT&T Corp. - Liberty Media Corp., Class A* ..........          166,600
                                                                   ---------------

            CABLE TV - 1.03%
    4,000   Comcast Corp., Special Class A* .....................          167,750
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 1.05%
    4,200   Du Pont (E.I.) de Nemours and Co. ...................          170,940
                                                                   ---------------

            COMMERCIAL SERVICES - 0.14%
    1,400   Steiner Leisure Ltd.* ...............................           23,012
                                                                   ---------------

            COMMERCIAL SERVICES - FINANCE - 0.54%
    3,200   Moody's Corp. .......................................           88,192
                                                                   ---------------

            COMPUTER SERVICES - 0.32%
    1,600   Computer Services Corp.* ............................           51,760
                                                                   ---------------

            COMPUTER SOFTWARE - 0.46%
   11,000   Zi Corp.* ...........................................           74,250
                                                                   ---------------

            COMPUTERS - 2.91%
    8,700   Hewlett-Packard Co. .................................          272,049
    2,100   International Business Machines Corp. ...............          201,978
                                                                   ---------------
                                                                           474,027
                                                                   ---------------

            COSMETICS & TOILETRIES - 1.37%
    3,300   Kimberly-Clark Corp. ................................  $       223,839
                                                                   ---------------

            CREDIT & FINANCE - 1.90%
    4,200   American Express Co. ................................          173,460
    1,700   Fannie Mae ..........................................          135,320
                                                                   ---------------
                                                                           308,780
                                                                   ---------------

            DIVERSIFIED MANUFACTURING OPERATIONS - 2.41%
    1,200   Minnesota Mining and Manufacturing Co. (3M) .........          124,680
    4,700   Textron, Inc. .......................................          267,148
                                                                   ---------------
                                                                           391,828
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 1.08%
    7,400   Viad Corp. ..........................................          176,342
                                                                   ---------------

            ELECTRIC - INTEGRATED - 1.17%
    3,100   FPL Group, Inc. .....................................          190,030
                                                                   ---------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 1.10%
    2,900   Emerson Electric Co. ................................          179,800
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.79%
   10,900   National Semiconductor Corp.* .......................          291,575
                                                                   ---------------

            ELECTRONICS - 1.37%
    4,600   Intel Corp. .........................................          121,037
    3,300   Texas Instruments Inc. ..............................          102,234
                                                                   ---------------
                                                                           223,271
                                                                   ---------------

            FINANCIAL GUARANTEE INSURANCE - 2.50%
    1,900   MBIA, Inc. ..........................................          153,292
    3,700   MGIC Investment Corp. ...............................          253,154
                                                                   ---------------
                                                                           406,446
                                                                   ---------------

            FINANCIAL SERVICES - 1.09%
    3,933   Citigroup Inc. ......................................          176,906
                                                                   ---------------

            FOOD-MISCELLANEOUS/DIVERSIFIED - 0.25%
    7,000   Hibernia Foods plc - ADR* ...........................           40,250
                                                                   ---------------

            HEALTH CARE - 0.30%
    3,700   Caremark Rx, Inc.* ..................................           48,248
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            EQUITY SECURITIES (CONTINUED)

            HUMAN RESOURCES - 0.18%
    8,100   Butler International, Inc.* .........................        $  29,869
                                                                   ---------------

            LIFE/HEALTH INSURANCE - 2.70%
    3,400   American General Corp. ..............................          130,050
    2,000   Lincoln National Corp. ..............................           84,940
    3,000   Penn Treaty American Corp.* .........................           30,510
    5,000   Torchmark Corp. .....................................          194,150
                                                                   ---------------
                                                                           439,650
                                                                   ---------------

            MACHINERY - GENERAL INDUSTRIAL - 0.73%
    3,300   Dover Corp. .........................................          118,272
                                                                   ---------------

            MEDICAL - DRUGS - 1.70%
    1,600   Abbott Laboratories .................................           75,504
    9,900   Impax Laboratories, Inc.* ...........................           73,013
    1,700   Merck & Co., Inc. ...................................          129,030
                                                                   ---------------
                                                                           277,547
                                                                   ---------------

            MEDICAL PRODUCTS - 0.81%
    1,500   Johnson & Johnson ...................................          131,205
                                                                   ---------------

            MULTI - LINE INSURANCE - 1.44%
    5,600   Allstate Corp. (The) ................................          234,864
                                                                   ---------------

            MULTIMEDIA - 0.73%
    2,950   AOL Time Warner Inc.* ...............................          118,443
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 3.77%
    1,400   Exxon Mobile Corp. ..................................          113,400
    7,600   Meridian Resource Corp., (The)* .....................           54,188
    3,400   Texaco Inc. .........................................          225,760
    6,400   Unocal Corp. ........................................          221,248
                                                                   ---------------
                                                                           614,596
                                                                   ---------------

            PAPER & RELATED PRODUCTS - 0.84%
    3,800   International Paper Co. .............................  $       137,104
                                                                   ---------------

            RADIO - 0.19%
    1,500   Cox Radio, Inc., Class A* ...........................           31,515
                                                                   ---------------

            RENTAL AUTO/EQUIPMENT - 0.30%
    3,000   United Rentals, Inc.* ...............................           48,990
                                                                   ---------------

            RETAIL - DEPARTMENT STORES - 2.34%
    5,700   May Department Stores Co., (The) ....................          202,236
    5,600   TJX Cos. (The) ......................................          179,200
                                                                   ---------------
                                                                           381,436
                                                                   ---------------

            RETAIL - RESTAURANTS - 2.50%
    7,500   McDonald's Corp. ....................................          199,125
    9,300   Wendy's International, Inc. .........................          207,576
                                                                   ---------------
                                                                           406,701
                                                                   ---------------

            SAVINGS & LOAN - 1.56%
    4,650   Washington Mutual, Inc. .............................          254,588
                                                                   ---------------

            SEMICONDUCTOR EQUIPMENT - 0.53%
    2,000   Applied Materials, Inc.* ............................           87,000
                                                                   ---------------

            TELEPHONE - INTEGRATED - 2.38%
    4,500   SBC Communications Inc. .............................          200,835
    3,800   Verizon Communications Inc. .........................          187,340
                                                                   ---------------
                                                                           388,175
                                                                   ---------------

            WIRELESS EQUIPMENT - 0.22%
    2,500   COMARCO, Inc.* ......................................           36,406
                                                                   ---------------

            Total Equity Securities
              (cost - $8,119,703) ...............................        8,612,164
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST   MATURITY
 (000'S)                                                                                       RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS -- 41.86%

           CORPORATE OBLIGATIONS - 15.97%
           BEVERAGES-NON ALCOHOLIC - 0.30%
$     50   Coca-Cola Co., Notes ..........................................................      5.750%   03/15/11  $    49,593
                                                                                                                   -----------

           COMMERCIAL BANKS - CENTRAL US - 0.31%
      50   Key Bank NA, Subordinated Notes, Series BKNT ..................................      7.000    02/01/11       50,982
                                                                                                                   -----------

           COMPUTER SERVICES - 1.44%
      75   Computer Sciences Corp., Notes ................................................      7.500    08/08/05       78,223
     150   Electronic Data Systems Corp., Notes ..........................................      6.850    10/15/04      155,995
                                                                                                                   -----------
                                                                                                                       234,218
                                                                                                                   -----------

           DIVERSIFIED MANUFACTURING OPERATIONS - 0.62%
     100   Textron Financial Corp., Medium Term Notes, Series E ..........................      5.950    03/15/04      100,683
                                                                                                                   -----------

           FINANCE-AUTO LOANS - 0.47%
      75   General Motors Acceptance Corp., Medium Term Notes ............................      6.380    01/30/04       76,261
                                                                                                                   -----------

           FINANCE-INVESTMENT BANKING/BROKERAGE - 0.62%
      50   Goldman Sachs Group Inc., Global Bonds ........................................      6.875    01/15/11       50,746
      50   Salomon Smith Barney Holding Co., Notes .......................................      6.500    02/15/08       50,369
                                                                                                                   -----------
                                                                                                                       101,115
                                                                                                                   -----------

           FINANCIAL - 2.52%
      70   Associates Corp. N.A., Senior Notes ...........................................      6.000    07/15/05       70,543
      75   AT&T Capital Corp., Medium Term Notes, Series F, CIT Group Inc. Guaranteed.....      6.600    05/15/05       75,529
      50   General Electric Capital Corp., Debentures ....................................      8.850    04/01/05       56,025
     100   Lehman Brothers Holdings Inc., Medium Term Notes, Series F ....................      7.500    09/01/06      104,946
     100   NISource Finance Corp., Senior Unsecured Notes (a) ............................      7.500    11/15/03      104,263
                                                                                                                   -----------
                                                                                                                       411,306
                                                                                                                   -----------

           FOOD & BEVERAGES - 1.41%
      75   Anheuser-Busch Cos., Inc., Notes ..............................................      6.750    06/01/05       76,566
     150   Safeway Inc., Notes ...........................................................      6.050    11/15/03      152,348
                                                                                                                   -----------
                                                                                                                       228,914
                                                                                                                   -----------

           INDUSTRIAL - 1.11%
      50   Pitney Bowes Inc., Notes ......................................................      5.950    02/01/05       50,193
      50   Rohm & Haas Co., Debentures ...................................................      7.850    07/15/29       52,913
      75   Unilever Capital Corp., Senior Unsecured Notes ................................      6.750    11/01/03       77,907
                                                                                                                   -----------
                                                                                                                       181,013
                                                                                                                   -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                     INTEREST   MATURITY
 (000'S)                                                                                       RATE       DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS (CONTINUED)

             MEDICAL - DRUGS - 0.31%
   $  50     American Home Products, Notes (a) ...........................................    5.875%     03/15/04  $    50,216
                                                                                                                   -----------

             MEDICAL - HMO - 0.62%
     100     Aetna, Inc., Senior Notes ...................................................    7.375      03/01/06      101,111
                                                                                                                   -----------

             MORTGAGE BACKED SECURITIES - 2.56%
      97     Comm 2000-C1, Commercial Mortgage Pass-through Certificates, Class A1 .......    7.206      09/15/08      102,083
     100     J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C9, Class A2 .....    7.770      10/15/32      108,215
      50     PaineWebber Mortgage Acceptance Corp., Series 2000-HE1, Class A2 ............    8.270      02/25/30       52,530
      50     Saxon Asset Securities Trust, Series 2000-3, Class AF4 ......................    7.630      09/25/23       52,234
     100     UCFC Home Equity Loan, Series 1996-B1, Class A6 .............................    7.975      02/15/22      102,461
                                                                                                                   -----------
                                                                                                                       417,523
                                                                                                                   -----------

             MULTIMEDIA - 0.94%
     150     Time Warner Inc., Debentures ................................................    6.850      01/15/26      152,788
                                                                                                                   -----------

             OIL - 0.90%
      50     Conoco Inc., Senior Notes ...................................................    6.950      04/15/29       50,013
     100     Enron Oil & Gas Co., Notes ..................................................    6.000      12/15/08       96,078
                                                                                                                   -----------
                                                                                                                       146,091
                                                                                                                   -----------

             OIL FIELD MACHINERY & EQUIPMENT - 0.63%
     100     Smith International Inc., Senior Notes ......................................    7.000      09/15/07      102,909
                                                                                                                   -----------

             SPECIAL PURPOSE ENTITY - 0.59%
     100     Qwest Capital Funding, Unsecured Notes, Company Guaranteed ..................    6.375      07/15/08       96,714
                                                                                                                   -----------

             TELECOMMUNICATIONS - 0.32%
      50     CBS Corp., Senior Unsecured Notes (a) .......................................    7.150      05/20/05       51,834
                                                                                                                   -----------

             TELEPHONE - INTEGRATED - 0.30%
      50     GTE Northwest Inc., Debentures, Series D ....................................    5.550      10/15/08       48,105
                                                                                                                   -----------
             Total Corporate Obligations (cost - $2,503,738) .............................                           2,601,376
                                                                                                                   -----------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                           INTEREST           MATURITY
 (000'S)                                                                             RATE               DATE               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             LONG-TERM DEBT INVESTMENTS (CONTINUED)

             U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.09%
             FANNIE MAE - 14.79%
  $2,397     Pass-thru Pools ................................................   6.000 - 7.000%    04/01/09-02/01/31     $ 2,409,178
                                                                                                                        -----------

             FREDDIE MAC - 3.17%
      48     Pass-thru Pools ................................................       7.000            05/01/26                48,921
     475     Reference Notes ................................................       5.125            10/15/08               461,663
       6     Structured Pass-thru Securities, Series E4, Class A ............       7.250            07/15/05                 6,019
                                                                                                                        -----------
                                                                                                                            516,603
                                                                                                                        -----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.13%
     182     Pass-thru Pools ................................................       7.000            06/15/28               184,791
             Total U.S. Government Agency Obligations (cost - $3,063,646) ...                                             3,110,572
                                                                                                                        -----------

             U.S. GOVERNMENT OBLIGATIONS - 6.80%
             U.S. TREASURIES - 6.80%
     365     Bonds ..........................................................   5.250 - 7.500    11/15/16 - 08/15/29        409,698
     665     Notes ..........................................................   5.000 - 5.750     08/15/10-02/15/11         697,512
                                                                                                                        -----------
             Total U.S. Government Obligations (cost - $1,064,377) ..........                                             1,107,210
                                                                                                                        -----------
             Total Long-Term Debt Investments
               (cost - $6,631,761) ..........................................                                             6,819,158


  SHARES
----------
             SHORT-TERM INVESTMENT -- 3.14%

             INVESTMENT COMPANY - 3.14%
 511,981     Federated Investors, Trust for Short-Term U.S.
             Government Securities**
               (cost  $511,981) .............................................        4.87                 --                511,981
                                                                                                                        -----------
             Total Investments -- 97.87% (cost - $15,263,445) ...............                                            15,943,303
             Other assets in excess of liabilities -- 2.13% .................                                               346,422
                                                                                                                        -----------
             Net Assets -- 100.00% ..........................................                                           $16,289,725
                                                                                                                        ===========

--------------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS -- 95.44%

            AUSTRALIA - 3.56%
            COMMERCIAL BANKS - NON-U.S. - 2.50%
   63,600   Australia & New Zealand Banking Group Ltd. ..........  $       427,925
   56,800   Commonwealth Bank of Australia ......................          793,188
  174,300   Westpac Banking Corporation Ltd. ....................        1,076,588
                                                                   ---------------
                                                                         2,297,701
                                                                   ---------------

            DIVERSIFIED MINERALS - 1.06%
  101,200   BHP Limited .........................................          968,497
                                                                   ---------------
            Total Australia (cost - $3,814,013) .................        3,266,198
                                                                   ---------------

            BRAZIL - 0.17%
            TELEPHONE - INTEGRATED - 0.17%
    9,600   Tele Norte Leste Participacoes S.A., ADR (Telemar)
              (cost - $221,430) .................................          156,288
                                                                   ---------------

            CANADA - 1.12%
            MONEY CENTER BANKS - 1.12%
    8,300   Canadian Imperial Bank of Commerce ..................          262,506
   30,400   The Toronto-Dominion Bank ...........................          762,611
                                                                   ---------------
            Total Canada (cost - $1,154,326) ....................        1,025,117
                                                                   ---------------

            DENMARK  1.20%
            MEDICAL - DRUGS - 1.20%
    5,400   Novo Nordisk A/S (cost - $835,904) ..................        1,099,278
                                                                   ---------------

            FINLAND  0.29%
            TELECOMMUNICATION EQUIPMENT - 0.29%
   11,200   Nokia Oyj (cost - $454,498) .........................          269,411
                                                                   ---------------

            FRANCE  12.13%
            COSMETICS & TOILETRIES - 0.92%
   12,400   L'Oreal SA ..........................................          842,978
                                                                   ---------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.70%
   18,400   STMicroelectronics NV ...............................          642,515
                                                                   ---------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.72%
    5,200   Groupe Danone .......................................          661,044
                                                                   ---------------

            HOTELS/MOTELS - 0.65%
   15,900   Accor SA ............................................          598,088
                                                                   ---------------

            FRANCE (CONTINUED)
            MACHINERY - GENERAL INDUSTRIAL - 1.64%
   54,500   Alstom ..............................................  $     1,500,800
                                                                   ---------------

            MEDICAL - DRUGS - 4.36%
   33,400   Aventis SA ..........................................        2,595,396
   25,100   Sanofi-Synthelabo SA ................................        1,402,359
                                                                   ---------------
                                                                         3,997,755
                                                                   ---------------

            MULTI-LINE INSURANCE - 0.91%
    7,500   Axa .................................................          834,748
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 1.87%
   12,600   Total Fina Elf SA ...................................        1,709,807
                                                                   ---------------

            RUBBER - TIRES - 0.36%

   10,200   Compagnie Generale des
              Etablissements Michelin ...........................          332,642
                                                                   ---------------
            Total France (cost - $11,706,676) ...................       11,120,377
                                                                   ---------------

            GERMANY - 10.22%
            AIRLINES - 0.50%
   24,500   Deutsche Lufthansa AG ...............................          461,332
                                                                   ---------------

            AUTO - CARS/LIGHT TRUCKS - 0.86%
   12,300   Bayerische Motoren Werke (BMW) AG ...................          380,576
    8,900   Volkswagen AG .......................................          409,130
                                                                   ---------------
                                                                           789,706
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 2.65%
   26,700   BASF AG .............................................        1,057,444
   32,500   Bayer AG ............................................        1,376,218
                                                                   ---------------
                                                                         2,433,662
                                                                   ---------------

            MEDICAL - DRUGS - 0.64%
   12,000   Schering AG .........................................          584,522
                                                                   ---------------

            MONEY CENTER BANKS - 3.16%
    5,100   Bayerische Hypo- und Vereinsbank AG .................          277,277
   24,300   Deutsche Bank AG ....................................        1,858,192
   16,800   Dresdner Bank AG ....................................          760,409
                                                                   ---------------
                                                                         2,895,878
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            GERMANY (CONTINUED)
            MULTI-LINE INSURANCE - 1.04%
    3,250   Allianz AG ..........................................  $       949,562
                                                                   ---------------

            REINSURANCE - 1.37%
    4,200   Muenchener Rueckversicherungs-
              Gesellschaft AG ...................................        1,258,686
                                                                   ---------------
            Total Germany (cost - $10,459,422) ..................        9,373,348
                                                                   ---------------

            HONG KONG - 7.03%
            COMMERCIAL BANKS - NON-U.S. - 0.49%
   39,000   Hang Seng Bank Limited ..............................          452,560
                                                                   ---------------

            DIVERSIFIED OPERATIONS - 0.49%
  171,000   Wharf (Holdings) Limited (The) ......................          448,386
                                                                   ---------------

            MONEY CENTER BANKS - 2.14%
  166,400   HSBC Holdings plc ...................................        1,962,926
                                                                   ---------------

            REAL ESTATE DEVELOPMENT - 3.13%
   62,000   Cheung Kong (Holdings) Ltd. .........................          649,894
  232,000   Sun Hung Kai Properties Ltd. ........................        2,216,190
                                                                   ---------------
                                                                         2,866,084
                                                                   ---------------

            REAL ESTATE OPERATORS/DEVELOPERS - 0.78%
  140,000   Henderson Land Development
              Company Ltd. ......................................          712,658
                                                                   ---------------
            Total Hong Kong (cost - $7,365,177) .................        6,442,614
                                                                   ---------------

            IRELAND - 4.09%
            BUILDING & CONSTRUCTION PRODUCTS - 0.77%
   36,700   CRH plc .............................................          564,526
    9,175   CRH plc (New Shares) ................................          141,131
                                                                   ---------------
                                                                           705,657
                                                                   ---------------

            COMMERCIAL BANKS - NON-U.S. - 1.19%
   32,700   Allied Irish Banks plc ..............................          329,550
   90,200   Bank of Ireland .....................................          755,933
                                                                   ---------------
                                                                         1,085,483
                                                                   ---------------

            IRELAND (CONTINUED)
            DRUG DELIVERY SYSTEMS - 2.13%
   37,400   Elan Corp. plc, ADR* ................................  $     1,954,150
                                                                   ---------------
            Total Ireland (cost - $3,692,866) ...................        3,745,290
                                                                   ---------------

            ITALY - 1.73%
            LIFE/HEALTH INSURANCE - 1.03%
   75,200   Alleanza Assicurazioni ..............................          944,670
                                                                   ---------------

            MULTI-LINE INSURANCE - 0.70%
   20,300   Assicurazioni Generali SpA ..........................          642,462
                                                                   ---------------
            Total Italy (cost - $1,694,310) .....................        1,587,132
                                                                   ---------------

            JAPAN - 7.24%
            AUTO - CARS/LIGHT TRUCKS - 2.76%
   62,000   Honda Motor Co., Ltd. ...............................        2,533,124
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 0.35%
   66,000   Sumitomo Chemical Company, Ltd. .....................          319,689
                                                                   ---------------

            COSMETICS & TOILETRIES - 0.41%
   15,000   Kao Corp. ...........................................          378,245
                                                                   ---------------

            ELECTRIC - INTEGRATED - 0.91%
   37,400   Tokyo Electric Power Company,
              Incorporated (The) ................................          832,666
                                                                   ---------------

            ELECTRIC PRODUCTS - MISCELLANEOUS - 0.28%
   20,000   Sharp Corp. .........................................          254,717
                                                                   ---------------

            ELECTRONIC MEASUREMENT INSTRUMENTS - 0.01%
       70   Keyence Corp. .......................................           12,959
                                                                   ---------------

            MEDICAL - DRUGS - 0.36%
    6,800   Takeda Chemical Industries, Ltd. ....................          328,291
                                                                   ---------------

            PHOTO EQUIPMENT & SUPPLIES - 1.53%
   32,000   Fuji Photo Film Co., Ltd. ...........................        1,184,848
   15,000   Olympus Optical Co., Ltd. ...........................          215,576
                                                                   ---------------
                                                                         1,400,424
                                                                   ---------------

            TOYS - 0.63%
    3,500   Nintendo Co., Ltd ...................................          572,834
                                                                   ---------------
            Total Japan (cost - $6,817,606) .....................        6,632,949
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MEXICO - 0.49%
            TELEPHONE - INTEGRATED - 0.49%
   14,200   Telefonos de Mexico SA de CV, ADR (Telmex)
              (cost - $456,551) .................................  $       447,868
                                                                   ---------------

            NETHERLANDS - 15.49%
            BREWERY - 2.28%
   39,900   Heineken NV .........................................        2,091,683
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 1.58%
   34,800   Akzo Nobel NV .......................................        1,444,693
                                                                   ---------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.53%
    9,200   Unilever NV .........................................          488,799
                                                                   ---------------

            FOOD - RETAIL - 0.94%
   27,600   Koninklijke Ahold NV ................................          858,367
                                                                   ---------------

            MONEY CENTER BANKS - 1.16%
   58,200   ABN AMRO Holding NV .................................        1,066,573
                                                                   ---------------

            MULTI-LINE INSURANCE - 2.78%
   13,200   Aegon NV ............................................          389,286
   33,000   ING Groep NV ........................................        2,158,808
                                                                   ---------------
                                                                         2,548,094
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 3.67%
   60,400   Royal Dutch Petroleum Co. ...........................        3,363,387
                                                                   ---------------

            PUBLISHING - PERIODICALS - 0.34%
   12,400   Wolters Kluwer NV ...................................          312,307
                                                                   ---------------

            SEMICONDUCTOR EQUIPMENT - 2.21%
   91,000   ASM Lithography Holding NV* .........................        2,027,264
                                                                   ---------------
            Total Netherlands (cost - $15,952,519) ..............       14,201,167
                                                                   ---------------

            NORWAY - 1.01%
            DIVERSIFIED MANUFACTURING OPERATIONS - 1.01%
   22,600   Norsk Hydro ASA (cost - $991,689) ...................          927,937
                                                                   ---------------

            SINGAPORE - 0.84%
            MONEY CENTER BANKS - 0.52%
   68,000   United Overseas Bank Ltd. ...........................  $       478,332
                                                                   ---------------

            REAL ESTATE DEVELOPMENT - 0.32%
   90,000   City Developments Ltd. ..............................          294,111
                                                                   ---------------
            Total Singapore (cost - $1,005,395) .................          772,443
                                                                   ---------------

            SWEDEN - 1.02%
            INVESTMENT COMPANIES - 0.49%
   37,500   Investor AB, Class B Shares .........................          456,071
                                                                   ---------------

            RETAIL - APPAREL/SHOE - 0.23%
   14,800   Hennes & Mauritz AB (H&M) ...........................          209,398
                                                                   ---------------

            SECURITY SERVICES - 0.30%
   16,300   Securitas AB, Class B Shares ........................          273,269
                                                                   ---------------
            Total Sweden (cost - $1,161,235) ....................          938,738
                                                                   ---------------

            SWITZERLAND - 10.97%
            FOOD - MISCELLANEOUS/DIVERSIFIED - 1.05%
      457   Nestle SA ...........................................          957,710
                                                                   ---------------

            MEDICAL - DRUGS - 4.76%
    2,300   Novartis AG .........................................        3,609,991
      932   Serono SA ...........................................          755,985
                                                                   ---------------
                                                                         4,365,976
                                                                   ---------------

            MONEY CENTER BANKS - 3.23%
    6,700   Credit Suisse Group-Reg .............................        1,185,920
   12,300   UBS AG ..............................................        1,778,054
                                                                   ---------------
                                                                         2,963,974
                                                                   ---------------

            REINSURANCE - 1.93%
      875   Swiss Re ............................................        1,769,305
                                                                   ---------------
            Total Switzerland (cost - $10,697,441) ..............       10,056,965
                                                                   ---------------

            UNITED KINGDOM - 16.84%
            AEROSPACE - DEFENSE - 0.40%
  117,100   Rolls-Royce plc Ord 20p .............................          363,764
                                                                   ---------------

            BEVERAGES - WINE/SPIRITS - 0.90%
   82,200   Diageo plc Ord 28.935p ..............................          826,232
                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2001

----------------------------------------------------------------------------------
  SHARES                                                                 VALUE
----------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            UNITED KINGDOM (CONTINUED)
            BUILDING PRODUCTS - CEMENT/AGGREGATES - 0.39%
   62,200   Hanson plc Ord 200p .................................  $       359,690
                                                                   ---------------

            CELLULAR TELECOMMUNICATIONS - 1.16%
  386,500   Vodafone Group plc Ord .1p ..........................        1,060,517
                                                                   ---------------

            CHEMICALS - DIVERSIFIED - 0.43%
   28,600   BOC Group plc Ord 25p ...............................          389,531
                                                                   ---------------

            DIVERSIFIED MINERALS - 0.22%
    3,600   Anglo American plc Ord .5p ..........................          205,238
                                                                   ---------------

            FOOD - MISCELLANEOUS/DIVERSIFIED - 0.57%
   81,900   Cadbury Schweppes plc Ord 12.5p .....................          523,971
                                                                   ---------------

            FOOD - RETAIL - 0.90%
  229,900   Tesco plc Ord 5p ....................................          820,396
                                                                   ---------------

            INVESTMENT MANAGEMENT/ADVISOR SERVICE - 0.45%
   28,600   Amvescap plc Ord 25p ................................          416,774
                                                                   ---------------

            MEDICAL - DRUGS - 5.50%
   30,200   AstraZeneca Group plc Ord .25p ......................        1,442,638
  137,693   GlaxoSmithKline plc Ord 25p* ........................        3,603,933
                                                                   ---------------
                                                                         5,046,571
                                                                   ---------------

            MEDICAL PRODUCTS - 0.41%
   85,400   Smith & Nephew plc Ord 10p ..........................          372,741
                                                                   ---------------

            MONEY CENTER BANKS - 2.41%
   52,900   Barclays plc Ord 100p ...............................        1,650,826
   46,600   HSBC Holdings plc Ord .5p ...........................          559,164
                                                                   ---------------
                                                                         2,209,990
                                                                   ---------------

            OIL COMPANIES - INTEGRATED - 0.32%
   35,600   BP Amoco plc Ord .25p ...............................          294,567
                                                                   ---------------

            PUBLISHING - BOOKS - 0.36%
   35,500   Reed International plc Ord 12.5p ....................          329,574
                                                                   ---------------

            RETAIL - DEPARTMENT STORES - 1.60%
  121,200   Kingfisher plc Ord 12.5p ............................          784,016
                                                                   ---------------

            UNITED KINGDOM (CONTINUED)
            RETAIL - DEPARTMENT STORES (CONTINUED)
  179,400   Marks & Spencer plc Ord 25p .........................  $       678,446
                                                                   ---------------
                                                                         1,462,462
                                                                   ---------------

            RETAIL - DRUG STORES - 0.25%
   26,100   Boots Company plc Ord 25p ...........................          232,659
                                                                   ---------------

            SOAP & CLEANING PREPARATION - 0.57%
   41,100   Reckitt Benckiser plc Ord 10.526p ...................          524,722
                                                                   ---------------
            Total United Kingdom
              (cost - $16,554,502) ..............................       15,439,399
                                                                   ---------------
            Total Common Stocks
              (cost - $95,035,560) ..............................       87,502,519
                                                                   ---------------

            SHORT-TERM INVESTMENTS -- 6.10%
            UNITED STATES - 6.10%
            INVESTMENT COMPANIES - 6.10%
1,903,267   Federated Automated
            Government Money Trust, 4.62%** .....................        1,903,267
3,692,349   Federated Investors, Trust for Short-Term
            U.S. Government Securities, 4.87%** .................        3,692,349
                                                                   ---------------
                                                                         5,595,616
                                                                   ---------------

            Total Short-Term Investments
              (cost - $5,595,616) ...............................        5,595,616
                                                                   ---------------
            Total Investments  101.54%
              (cost - $100,631,176) .............................        93,098,135
            Liabilities in excess of other assets -- (1.54)% ....       (1,414,669)
                                                                   ---------------
            Net Assets -- 100.00% ...............................  $    91,683,466
                                                                   ===============

----------------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2001.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2001

                                                                                         LARGE CAP      SMALL CAP
                                                          S&P STARS      THE INSIDERS      VALUE          VALUE
                                                          PORTFOLIO      SELECT FUND     PORTFOLIO      PORTFOLIO
                                                       --------------    -----------    -----------    -----------
ASSETS
   Investments, at value (cost - $2,575,002,028,
      $28,047,779, $23,177,119, $62,656,214,
      $25,535,239, $15,263,445 and
      $100,631,176, respectively) .................    $2,514,188,013    $32,890,254    $27,848,313    $65,869,058
   Collateral received for securities loaned ......        21,689,300             --             --             --
   Receivable for investments sold ................        63,613,666             --             --             --
   Unrealized gain on open forward foreign
      currency exchange contracts .................                --             --             --             --
   Receivable for Portfolio shares sold ...........        12,125,929        134,936        566,654        708,208
   Dividends, interest and reclaims receivable ....         1,749,845         35,655         30,652         34,600
   Receivable from investment adviser .............                --             --         14,809             --
   Deferred organization expenses and other assets            131,083         40,021         33,132         34,619
                                                       --------------    -----------    -----------    -----------
           Total assets ...........................     2,613,497,836     33,100,866     28,493,560     66,646,485
                                                       --------------    -----------    -----------    -----------
LIABILITIES
   Payable for investments purchased ..............        69,605,204             --             --         74,404
   Payable upon return of securities loaned .......        21,689,300             --             --             --
   Payable for Portfolio shares repurchased .......         4,195,060         51,376         13,488          1,726
   Distribution and service fees payable
      (Class A, B, and C shares) ..................         4,603,881         58,624         38,449         65,790
   Administration fee payable .....................           328,902          4,161          3,167          8,969
   Advisory fee payable ...........................         1,342,457         19,430             --         10,250
   Custodian fee payable ..........................            19,951          1,388          1,250          1,687
   Accrued expenses ...............................         1,080,006         82,709         54,470         79,119
                                                       --------------    -----------    -----------    -----------
           Total liabilities ......................       102,864,761        217,688        110,824        241,945
                                                       --------------    -----------    -----------    -----------
NET ASSETS
   Capital stock, $0.001 par value (unlimited
      shares of beneficial interest authorized) ...            90,913          1,868          1,451          3,659
   Paid-in capital ................................     2,735,797,219     24,703,909     22,360,753     60,936,860
   Undistributed net investment income                             --             --         44,969             --
   Accumulated net realized gain/(loss) from
      investments and foreign currency related
      transactions, if any ........................      (164,441,042)     3,334,926      1,304,369      2,251,177
   Net unrealized appreciation/(depreciation) on
      investments and foreign currency related
      transactions, if any ........................       (60,814,015)     4,842,475      4,671,194      3,212,844
                                                       --------------    -----------    -----------    -----------
           Net assets .............................    $2,510,633,075    $32,883,178    $28,382,736    $66,404,540
                                                       --------------    -----------    -----------    -----------
CLASS A
   Net assets .....................................    $1,173,464,453    $17,371,580    $11,982,454    $17,194,428
                                                       --------------    -----------    -----------    -----------
   Shares of beneficial interest outstanding ......        42,133,426        973,911        610,508        948,322
                                                       --------------    -----------    -----------    -----------
   Net asset value per share ......................            $27.85         $17.84         $19.63         $18.13
                                                               ======         ======         ======         ======
   Maximum offering price per share (net asset
      value plus sales charge of 5.50%* of the
      offering price) .............................            $29.47         $18.88         $20.77         $19.19
                                                               ======         ======         ======         ======
CLASS B
   Net assets .....................................    $  620,783,913    $ 7,378,487    $ 3,686,940    $ 4,301,386
                                                       --------------    -----------    -----------    -----------
   Shares of beneficial interest outstanding ......        22,773,668        425,941        190,584        242,217
                                                       --------------    -----------    -----------    -----------
   Net asset value and offering price per share** .            $27.26         $17.32         $19.35         $17.76
                                                               ======         ======         ======         ======

                                                           FOCUS                       INTERNATIONAL
                                                            LIST           BALANCED       EQUITY
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                       --------------    -----------    -----------
ASSETS
   Investments, at value (cost - $2,575,002,028,
      $28,047,779, $23,177,119, $62,656,214,
      $25,535,239, $15,263,445 and
      $100,631,176, respectively) .................    $   29,232,213    $15,943,303    $93,098,135
   Collateral received for securities loaned ......                --             --             --
   Receivable for investments sold ................           554,082        295,210      2,403,574
   Unrealized gain on open forward foreign
      currency exchange contracts .................                --             --        169,494
   Receivable for Portfolio shares sold ...........             6,230          9,731         98,897
   Dividends, interest and reclaims receivable ....             6,637         88,628        333,540
   Receivable from investment adviser .............             2,588         24,592             --
   Deferred organization expenses and other assets             49,109         62,077         76,288
                                                       --------------    -----------    -----------
           Total assets ...........................        29,850,859     16,423,541     96,179,928
                                                       --------------    -----------    -----------
LIABILITIES
   Payable for investments purchased ..............                --         50,543      1,939,088
   Payable upon return of securities loaned .......                --             --             --
   Payable for Portfolio shares repurchased .......            13,933         13,009      2,216,017
   Distribution and service fees payable
      (Class A, B, and C shares) ..................            54,454         16,843        174,494
   Administration fee payable .....................                --             --         12,143
   Advisory fee payable ...........................                --             --         59,251
   Custodian fee payable ..........................               985            180         12,526
   Accrued expenses ...............................            51,785         53,241         82,943
                                                       --------------    -----------    -----------
           Total liabilities ......................           121,157        133,816      4,496,462
                                                       --------------    -----------    -----------
NET ASSETS
   Capital stock, $0.001 par value (unlimited
      shares of beneficial interest authorized) ...             1,788          1,193          5,260
   Paid-in capital ................................        28,253,439     15,154,766    119,007,144
   Undistributed net investment income ............                --         25,274             --
   Accumulated net realized gain/(loss) from
      investments and foreign currency related
      transactions, if any ........................        (2,222,499)       428,634    (19,971,253)
   Net unrealized appreciation/(depreciation) on
      investments and foreign currency related
      transactions, if any ........................         3,696,974        679,858     (7,357,685)
                                                       --------------    -----------    -----------
           Net assets .............................    $   29,729,702    $16,289,725    $91,683,466
                                                       --------------    -----------    -----------
CLASS A
   Net assets .....................................    $   17,315,694    $ 4,413,304    $54,096,220
                                                       --------------    -----------    -----------
   Shares of beneficial interest outstanding ......         1,033,700        323,823      3,082,138
                                                       --------------    -----------    -----------
   Net asset value per share ......................            $16.75         $13.63         $17.55
                                                               ======         ======         ======
   Maximum offering price per share (net asset
      value plus sales charge of 5.50%* of the
      offering price) .............................            $17.72         $14.42         $18.57
                                                               ======         ======         ======
CLASS B
   Net assets .....................................    $    7,441,327    $ 2,895,017    $11,753,812
                                                       --------------    -----------    -----------
   Shares of beneficial interest outstanding ......           452,193        214,619        681,063
                                                       --------------    -----------    -----------
   Net asset value and offering price per share** .            $16.46         $13.49         $17.26
                                                               ======         ======         ======


The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2001

                                                                                         LARGE CAP      SMALL CAP
                                                          S&P STARS     THE INSIDERS       VALUE          VALUE
                                                         PORTFOLIO       SELECT FUND     PORTFOLIO      PORTFOLIO
                                                       --------------    -----------    -----------    -----------
CLASS C
   Net assets .....................................    $  540,149,521    $ 7,327,718    $ 5,675,316    $11,460,187
                                                       --------------    -----------    -----------    -----------
   Shares of beneficial interest outstanding ......        19,821,156        423,116        292,165        645,048
                                                       --------------    -----------    -----------    -----------
   Net asset value and offering price per share** .            $27.25         $17.32         $19.43         $17.77
                                                               ======         ======         ======         ======
CLASS Y
   Net assets .....................................    $  176,235,188    $   805,393    $ 7,038,026    $33,448,539
                                                       --------------    -----------    -----------    -----------
   Shares of beneficial interest outstanding ......         6,185,188         44,415        357,762      1,823,402
                                                       --------------    -----------    -----------    -----------
   Net asset value, offering and redemption
      price per share .............................            $28.49         $18.13         $19.67         $18.34
                                                               ======         ======         ======         ======


                                                            FOCUS                      INTERNATIONAL
                                                            LIST           BALANCED       EQUITY
                                                         PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                       --------------    -----------    -----------
CLASS C
   Net assets .....................................    $    4,972,681    $ 1,684,070    $25,833,434
                                                       --------------    -----------    -----------
   Shares of beneficial interest outstanding ......           302,057        124,907      1,497,247
                                                       --------------    -----------    -----------
   Net asset value and offering price per share** .            $16.46         $13.48         $17.25
                                                               ======         ======         ======
CLASS Y
   Net assets .....................................                --    $ 7,297,334             --
                                                       --------------    -----------    -----------
   Shares of beneficial interest outstanding ......                --        529,624             --
                                                       --------------    -----------    -----------
   Net asset value, offering and redemption
      price per share .............................                --         $13.78             --
                                                               ======         ======         ======


---------------------
*    On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2001

                                                                           LARGE CAP     SMALL CAP
                                               S&P STARS   THE INSIDERS      VALUE         VALUE
                                               PORTFOLIO    SELECT FUND    PORTFOLIO     PORTFOLIO
                                             -------------  ----------     ----------  ------------
INVESTMENT INCOME
   Dividends .............................   $   9,758,022  $  420,403     $  407,026  $    369,102
   Interest ..............................         458,664      89,752        101,671       256,731
         Less: Foreign taxes withheld ....         (63,224)         --           (784)           --
                                             -------------  ----------     ----------  ------------
                                                10,153,462     510,155        507,913       625,833
                                             -------------  ----------     ----------  ------------
EXPENSES
   Advisory fees .........................      17,066,983     220,769        166,359       542,056
   Distribution and service fees - Class A       5,420,608      80,170         55,946       106,406
   Distribution and service fees - Class B       5,279,899      59,121         19,663        41,369
   Distribution and service fees - Class C       4,814,867      67,988         40,909       124,130
   Transfer agent fees and expenses ......       2,680,873     178,285        161,425       166,823
   Accounting fees .......................         823,384      91,860         76,068       141,113
   Administration fees ...................       3,253,700      44,316         33,272       108,340
   Federal and state registration fees ...         603,319      38,726         30,146        34,008
   Legal and auditing fees ...............          91,298      60,999         52,506        54,203
   Custodian fees and expenses ...........         240,795      10,674         12,374        15,615
   Amortization of organization expenses .              --       8,262             --            --
   Reports and notices to shareholders ...         295,673       1,999            282         9,854
   Insurance expenses ....................           9,771       9,157          8,853         9,174
   Trustees' fees and expenses ...........          11,438       8,501          8,505         7,001
   Other .................................          95,356       2,109          2,383         3,679
                                             -------------  ----------     ----------  ------------
         Total expenses before waivers and
            related reimbursements .......      40,687,964     882,936        668,691     1,363,771
         Less: waivers and related
            reimbursements ...............      (2,351,311)   (335,791)      (330,056)     (369,022)
                                             -------------  ----------     ----------  ------------
         Total expenses after waivers and
            related reimbursements .......      38,336,653     547,145        338,635       994,749
                                             -------------  ----------     ----------  ------------
   Net investment income/(loss) ..........     (28,183,191)    (36,990)       169,278      (368,916)
                                             -------------  ----------     ----------  ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
      Investments ........................    (155,638,941)  4,843,041      2,448,274     2,644,759
      Foreign currency related transactions             --          --             --            --
   Net change in unrealized appreciation
      on investments, and foreign currency
      related transactions, if any .......    (503,636,578)   (373,709)     1,668,503   (10,913,028)
                                             -------------  ----------     ----------  ------------
   Net realized and unrealized gain/(loss)
      on investments .....................    (659,275,519)  4,469,332      4,116,777    (8,268,269)
                                             -------------  ----------     ----------  ------------
   NET INCREASE/(DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS .........................   $(687,458,710) $4,432,342     $4,286,055  $ (8,637,185)
                                             =============  ==========     ==========  ============

                                                 FOCUS                     INTERNATIONAL
                                                 LIST        BALANCED         EQUITY
                                               PORTFOLIO     PORTFOLIO       PORTFOLIO
                                             -------------  ----------     ------------
INVESTMENT INCOME
   Dividends .............................   $     126,936  $  139,348     $  1,063,527
   Interest ..............................         183,246     440,849          551,845
         Less: Foreign taxes withheld ....            (501)        (63)         (91,663)
                                             -------------  ----------     ------------
                                                   309,681     580,134        1,523,709
                                             -------------  ----------     ------------
EXPENSES
   Advisory fees .........................         214,667      98,774        1,058,013
   Distribution and service fees - Class A          97,928      20,353          309,751
   Distribution and service fees - Class B          80,183      23,714          152,365
   Distribution and service fees - Class C          54,090      16,231          283,044
   Transfer agent fees and expenses ......         142,344     169,450          178,480
   Accounting fees .......................          86,997      68,699          136,083
   Administration fees ...................          49,519      22,794          158,236
   Federal and state registration fees ...          34,958      34,362           52,284
   Legal and auditing fees ...............          46,501      40,909           59,499
   Custodian fees and expenses ...........           8,920       9,125          196,349
   Amortization of organization expenses .           7,906      10,705           12,202
   Reports and notices to shareholders ...           7,001       1,092           16,055
   Insurance expenses ....................           8,741       8,900            8,873
   Trustees' fees and expenses ...........           8,001       7,266            8,501
   Other .................................           2,696       1,908            4,571
                                             -------------  ----------     ------------
         Total expenses before waivers and
            related reimbursements .......         850,452     534,282        2,634,306
         Less: waivers and related
            reimbursements ...............        (321,113)   (367,555)        (569,936)
                                             -------------  ----------     ------------
         Total expenses after waivers and
            related reimbursements .......         529,339     166,727        2,064,370
                                             -------------  ----------     ------------
   Net investment income/(loss) ..........        (219,658)    413,407         (540,661)
                                             -------------  ----------     ------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from:
      Investments ........................      (1,828,927)  1,093,345      (19,825,981)
      Foreign currency related transactions          7,047          --         (129,244)
   Net change in unrealized appreciation
      on investments, and foreign currency
      related transactions, if any .......      (6,028,332)    115,129      (24,111,405)
                                             -------------  ----------     ------------
   Net realized and unrealized gain/(loss)
      on investments .....................      (7,850,212)  1,208,474      (44,066,630)
                                             -------------  ----------     ------------
   NET INCREASE/(DECREASE) IN
      NET ASSETS RESULTING FROM
      OPERATIONS .........................   $  (8,069,870) $1,621,881     $(44,607,291)
                                             =============  ==========     ============

    The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     S&P STARS PORTFOLIO        THE INSIDERS SELECT FUND
                                                           -------------------------------   ----------------------------
                                                                         FOR THE                        FOR THE
                                                                      FISCAL YEARS                   FISCAL YEARS
                                                                     ENDED MARCH 31,                 ENDED MARCH 31,
                                                           -------------------------------   ----------------------------
                                                                 2001              2000          2001             2000
                                                           --------------   --------------   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ........................   $  (28,183,191)  $   (9,244,824)  $    (36,990)   $    (46,921)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any .............     (155,638,941)      47,607,437      4,843,041       1,745,520
   Net change in unrealized appreciation on investments
     and foreign currency related transactions, if any .     (503,636,578)     333,805,696       (373,709)     (1,591,810)
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets, resulting
     from operations ...................................     (687,458,710)     372,168,309      4,432,342         106,789
                                                           --------------   --------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A shares ....................................               --               --             --              --
     Class B shares ....................................               --               --             --              --
     Class C shares ....................................               --               --             --              --
     Class Y shares ....................................               --               --             --          (9,925)
                                                           --------------   --------------   ------------    ------------
                                                                       --               --             --          (9,925)
                                                           --------------   --------------   ------------    ------------
   Net realized capital gains
     Class A shares ....................................      (18,335,736)      (3,841,879)    (1,764,680)       (231,030)
     Class B shares ....................................       (9,187,855)      (1,534,789)      (630,198)        (81,221)
     Class C shares ....................................       (8,144,262)      (1,797,757)      (733,735)       (115,814)
     Class Y shares ....................................       (2,571,156)        (878,492)       (84,044)        (10,614)
                                                           --------------   --------------   ------------    ------------
                                                              (38,239,009)      (8,052,917)    (3,212,657)       (438,679)
                                                           --------------   --------------   ------------    ------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the sale of shares ................    2,082,423,694      798,042,336     10,722,803       5,111,644
   Cost of shares repurchased ..........................     (325,839,349)    (132,359,417)   (10,437,850)    (22,466,125)
   Shares issued in reinvestment of dividends ..........       36,694,891        7,667,498      3,018,212         419,532
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions ........    1,793,279,236      673,350,417      3,303,165     (16,934,949)
                                                           --------------   --------------   ------------    ------------
   Total increase/(decrease) in net assets .............    1,067,581,517    1,037,465,809      4,522,850     (17,276,764)
NET ASSETS
   Beginning of year ...................................    1,443,051,558      405,585,749     28,360,328      45,637,092
                                                           --------------   --------------   ------------    ------------
   End of year* ........................................   $2,510,633,075   $1,443,051,558   $ 32,883,178    $ 28,360,328
                                                           ==============   ==============   ============    ============

                                                              LARGE CAP VALUE PORTFOLIO
                                                           -------------------------------
                                                                       FOR THE
                                                                     FISCAL YEARS
                                                                    ENDED MARCH 31,
                                                           -------------------------------
                                                                2001            2000
                                                           --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ........................   $      169,278   $       94,546
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any .............        2,448,274        1,365,082
   Net change in unrealized appreciation on investments
     and foreign currency related transactions, if any .        1,668,503       (2,343,259)
                                                           --------------   --------------
   Net increase/(decrease) in net assets, resulting
     from operations ...................................        4,286,055         (883,631)
                                                           --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A shares ....................................          (86,709)         (45,967)
     Class B shares ....................................           (3,623)              --
     Class C shares ....................................           (6,095)              --
     Class Y shares ....................................          (54,416)         (39,260)
                                                           --------------   --------------
                                                                 (150,843)         (85,227)
                                                           --------------   --------------
   Net realized capital gains
     Class A shares ....................................         (609,368)        (965,266)
     Class B shares ....................................          (82,739)        (187,749)
     Class C shares ....................................         (185,594)        (456,258)
     Class Y shares ....................................         (236,735)        (412,235)
                                                           --------------   --------------
                                                               (1,114,436)      (2,021,508)
                                                           --------------   --------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the sale of shares ................       18,865,529        4,435,664
   Cost of shares repurchased ..........................      (10,702,327)      (8,787,784)
   Shares issued in reinvestment of dividends ..........        1,072,885        1,889,844
                                                           --------------   --------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions ........        9,236,087       (2,462,276)
                                                           --------------   --------------
   Total increase/(decrease) in net assets .............       12,256,863       (5,452,642)
NET ASSETS
   Beginning of year ...................................       16,125,873       21,578,515
                                                           --------------   --------------
   End of year* ........................................   $   28,382,736   $   16,125,873
                                                           ==============   ==============

----------
* Includes undistributed net investment income as follows:

                                            FOR THE FISCAL YEARS ENDED
                                         --------------------------------
                                         MARCH 31, 2001    MARCH 31, 2000
                                         --------------    --------------
   Large Cap Value Portfolio ...........     $44,969          $26,534
   Balanced Portfolio ..................      25,274            6,787

The accompanying notes are an integral part of the financial statements.

                                                             SMALL CAP VALUE PORTFOLIO            FOCUS LIST PORTFOLIO
                                                           -------------------------------   ----------------------------
                                                                        FOR THE                        FOR THE
                                                                      FISCAL YEARS                   FISCAL YEARS
                                                                     ENDED MARCH 31,                ENDED MARCH 31,
                                                           -------------------------------   ----------------------------
                                                                 2001            2000             2001          2000
                                                           --------------   --------------   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ......................     $     (368,916)  $     (417,055)  $   (219,658)   $   (200,223)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any ...........          2,644,759       10,998,429     (1,821,880)        259,848
   Net change in unrealized appreciation on investments
     and foreign currency related transactions, if any        (10,913,028)       9,879,006     (6,028,332)      5,563,489
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets, resulting
     from operations .................................         (8,637,185)      20,460,380     (8,069,870)      5,623,114
                                                           --------------   --------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A shares ..................................                 --               --             --              --
     Class B shares ..................................                 --               --             --              --
     Class C shares ..................................                 --               --             --              --
     Class Y shares ..................................                 --               --             --              --
                                                           --------------   --------------   ------------    ------------
                                                                       --               --             --              --
                                                           --------------   --------------   ------------    ------------
   Net realized capital gains
     Class A shares ..................................         (2,084,943)      (1,277,255)            --              --
     Class B shares ..................................           (438,690)        (205,466)            --              --
     Class C shares ..................................         (1,292,706)        (731,213)            --              --
     Class Y shares ..................................         (3,370,943)      (1,836,155)            --              --
                                                           --------------   --------------   ------------    ------------
                                                               (7,187,282)      (4,050,089)            --              --
                                                           --------------   --------------   ------------    ------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the sale of shares ..............         20,934,203       14,008,142     11,218,651      23,255,511
   Cost of shares repurchased ........................        (17,752,560)     (17,845,914)   (11,520,685)     (5,082,971)
   Shares issued in reinvestment of dividends ........          6,440,897        3,599,234             --              --
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions ......          9,622,540         (238,538)      (302,034)     18,172,540
                                                           --------------   --------------   ------------    ------------
   Total increase/(decrease) in net assets ...........         (6,201,927)      16,171,753     (8,371,904)     23,795,654
NET ASSETS
   Beginning of year .................................         72,606,467       56,434,714     38,101,606      14,305,952
                                                           --------------   --------------   ------------    ------------
   End of year* ......................................     $   66,404,540   $   72,606,467   $ 29,729,702    $ 38,101,606
                                                           ==============   ==============   ============    ============

                                                                 BALANCED PORTFOLIO         INTERNATIONAL EQUITY PORTFOLIO
                                                           -------------------------------   ----------------------------
                                                                      FOR THE                           FOR THE
                                                                    FISCAL YEARS                     FISCAL YEARS
                                                                   ENDED MARCH 31,                  ENDED MARCH 31,
                                                           -------------------------------   ----------------------------
                                                                2001              2000          2001             2000
                                                           --------------   --------------   ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) .........................  $      413,407   $      557,670   $   (540,661)   $   (306,835)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any ..............       1,093,345         (495,495)   (19,955,225)      1,512,817
   Net change in unrealized appreciation on investments
     and foreign currency related transactions, if any ..         115,129         (468,033)   (24,111,405)     14,946,624
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets, resulting
     from operations ....................................       1,621,881         (405,858)   (44,607,291)     16,152,606
                                                           --------------   --------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A shares .....................................        (105,581)        (138,819)            --              --
     Class B shares .....................................         (59,175)         (61,758)            --              --
     Class C shares .....................................         (38,391)         (48,967)            --              --
     Class Y shares .....................................        (191,773)        (337,995)            --              --
                                                           --------------   --------------   ------------    ------------
                                                                 (394,920)        (587,539)            --              --
                                                           --------------   --------------   ------------    ------------
   Net realized capital gains
     Class A shares .....................................              --               --       (982,027)       (207,812)
     Class B shares .....................................              --               --       (229,623)        (59,979)
     Class C shares .....................................              --               --       (430,648)        (54,225)
     Class Y shares .....................................              --               --             --              --
                                                           --------------   --------------   ------------    ------------
                                                                       --               --     (1,642,298)       (322,016)
                                                           --------------   --------------   ------------    ------------
SHARES OF BENEFICIAL INTEREST
   Net proceeds from the sale of shares .................       4,353,523        4,617,733    152,860,963      77,620,077
   Cost of shares repurchased ...........................      (3,640,283)      (7,783,192)  (111,803,830)    (12,659,470)
   Shares issued in reinvestment of dividends ...........         303,108          407,602      1,474,096         229,035
                                                           --------------   --------------   ------------    ------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions .........       1,016,348       (2,757,857)    42,531,229      65,189,642
                                                           --------------   --------------   ------------    ------------
   Total increase/(decrease) in net assets ..............       2,243,309       (3,751,254)    (3,718,360)     81,020,232
NET ASSETS
   Beginning of year ....................................      14,046,416       17,797,670     95,401,826      14,381,594
                                                           --------------   --------------   ------------    ------------
   End of year* .........................................  $   16,289,725   $   14,046,416   $ 91,683,466    $ 95,401,826
                                                           ==============   ==============   ============    ============

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                               NET                        NET
                                                              ASSET                   REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                              VALUE,        NET        UNREALIZED        FROM NET     FROM NET
                                                             BEGINNING   INVESTMENT  GAIN/(LOSS) ON     INVESTMENT    REALIZED
                                                             OF PERIOD   LOSS**(1)   INVESTMENTS**(2)     INCOME    CAPITAL GAINS
                                                            ----------   ----------  ----------------   ----------  -------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ................. $36.42       $(0.27)        $(7.82)            --         $(0.48)
  For the fiscal year ended March 31, 2000 .................  24.39        (0.21)         12.53             --          (0.29)
  For the fiscal year ended March 31, 1999 .................  19.97        (0.12)          5.46             --          (0.92)
  For the fiscal year ended March 31, 1998 .................  16.13        (0.13)          6.69             --          (2.72)
  For the fiscal year ended March 31, 1997 .................  14.92        (0.09)          2.63             --          (1.33)
CLASS B
  For the fiscal year ended March 31, 2001 .................  35.83        (0.37)         (7.72)            --          (0.48)
  For the fiscal year ended March 31, 2000 .................  24.11        (0.27)         12.28             --          (0.29)
  For the fiscal year ended March 31, 1999 .................  19.86        (0.12)          5.29             --          (0.92)
  For the period January 5, 1998* through March 31, 1998 ...  17.37        (0.04)          2.53             --
CLASS C
  For the fiscal year ended March 31, 2001 .................  35.82        (0.38)         (7.71)            --          (0.48)
  For the fiscal year ended March 31, 2000 .................  24.10        (0.30)         12.31             --          (0.29)
  For the fiscal year ended March 31, 1999 .................  19.85        (0.22)          5.39             --          (0.92)
  For the fiscal year ended March 31, 1998 .................  16.06        (0.22)          6.65             --          (2.64)
  For the fiscal year ended March 31, 1997 .................  14.86        (0.17)          2.62             --          (1.25)
CLASS Y
  For the fiscal year ended March 31, 2001 .................  37.05        (0.14)         (7.94)            --          (0.48)
  For the fiscal year ended March 31, 2000 .................  24.68        (0.12)         12.78             --          (0.29)
  For the fiscal year ended March 31, 1999 .................  20.11        (0.05)          5.54             --          (0.92)
  For the fiscal year ended March 31, 1998 .................  16.23        (0.05)          6.74             --          (2.81)
  For the fiscal year ended March 31, 1997 .................  14.97        (0.02)          2.66             --          (1.38)

-------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.


The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,          TOTAL          NET ASSETS,          RATIO OF
                                                             END OF       INVESTMENT       END OF PERIOD        EXPENSES TO
                                                             PERIOD        RETURN(3)      (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                             ------       ----------      ---------------  ---------------------
S&P STARS Portfolio
CLASS A
  For the fiscal year ended March 31, 2001 ...............   $27.85         (22.36)%        $1,173,464             1.50%
  For the fiscal year ended March 31, 2000 ...............    36.42          50.82             673,550             1.50
  For the fiscal year ended March 31, 1999 ...............    24.39          27.46             206,130             1.50
  For the fiscal year ended March 31, 1998 ...............    19.97          43.53             109,591             1.50(6)
  For the fiscal year ended March 31, 1997 ...............    16.13          16.87              67,491             1.50(6)
CLASS B
  For the fiscal year ended March 31, 2001 ...............    27.26         (22.73)            620,784             2.00
  For the fiscal year ended March 31, 2000 ...............    35.83          50.13             300,693             2.00
  For the fiscal year ended March 31, 1999 ...............    24.11          26.75              49,319             2.00
  For the period January 5, 1998* through March 31, 1998 .    19.86          14.34(4)            5,800             2.00(5)
CLASS C
  For the fiscal year ended March 31, 2001 ...............    27.25         (22.74)            540,150             2.00
  For the fiscal year ended March 31, 2000 ...............    35.82          50.15             314,794             2.00
  For the fiscal year ended March 31, 1999 ...............    24.10          26.75              97,654             2.00
  For the fiscal year ended March 31, 1998 ...............    19.85          42.80              63,330             2.00(6)
  For the fiscal year ended March 31, 1997 ...............    16.06          16.33              37,622             2.00(6)
CLASS Y
  For the fiscal year ended March 31, 2001 ...............    28.49         (21.95)            176,235             1.00
  For the fiscal year ended March 31, 2000 ...............    37.05          51.61             154,015             1.00
  For the fiscal year ended March 31, 1999 ...............    24.68          28.02              52,483             1.00
  For the fiscal year ended March 31, 1998 ...............    20.11          44.22              35,652             1.00(6)
  For the fiscal year ended March 31, 1997 ...............    16.23          17.48              14,763             1.00(6)

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                RATIO OF                   EXPENSE AND
                                                             NET INVESTMENT      NET INVESTMENT INCOME/(LOSS) RATIOS     PORTFOLIO
                                                            INCOME/(LOSS) TO             DUE TO WAIVERS AND              TURNOVER
                                                          AVERAGE NET ASSETS(1)        RELATED REIMBURSEMENTS              RATE
                                                          ---------------------  -----------------------------------     ---------
S&P STARS Portfolio
CLASS A
  For the fiscal year ended March 31, 2001 ..................   (1.04)%                        0.10%                       42.93%
  For the fiscal year ended March 31, 2000 ..................   (1.12)                         0.18                        54.67
  For the fiscal year ended March 31, 1999 ..................   (0.73)                         0.27                        76.17
  For the fiscal year ended March 31, 1998 ..................   (0.83)(6)                      0.38                       172.78(7)
  For the fiscal year ended March 31, 1997 ..................   (0.59)(6)                      0.70                       220.00(7)
CLASS B
  For the fiscal year ended March 31, 2001 ..................   (1.58)                         0.10                        42.93
  For the fiscal year ended March 31, 2000 ..................   (1.63)                         0.18                        54.67
  For the fiscal year ended March 31, 1999 ..................   (1.23)                         0.27                        76.17
  For the period January 5, 1998* through March 31, 1998 ....   (1.47)(4)(5)                   0.53(4)(5)                 172.78(7)
CLASS C
  For the fiscal year ended March 31, 2001 ..................   (1.58)                         0.10                        42.93
  For the fiscal year ended March 31, 2000 ..................   (1.63)                         0.18                        54.67
  For the fiscal year ended March 31, 1999 ..................   (1.23)                         0.27                        76.17
  For the fiscal year ended March 31, 1998 ..................   (1.32)(6)                      0.38                       172.78(7)
  For the fiscal year ended March 31, 1997 ..................   (1.09)(6)                      0.70                       220.00(7)
CLASS Y
  For the fiscal year ended March 31, 2001 ..................   (0.47)                         0.10                        42.93
  For the fiscal year ended March 31, 2000 ..................   (0.56)                         0.18                        54.67
  For the fiscal year ended March 31, 1999 ..................   (0.23)                         0.27                        76.17
  For the fiscal year ended March 31, 1998 ..................   (0.32)(6)                      0.38                       172.78(7)
  For the fiscal year ended March 31, 1997 ..................   (0.10)(6)                      0.70                       220.00(7)

-------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARSMaster Series for the period prior to June 25, 1997.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                             NET                              NET
                                                            ASSET                         REALIZED AND   DIVIDENDS   DISTRIBUTIONS
                                                           VALUE,           NET            UNREALIZED     FROM NET      FROM NET
                                                          BEGINNING     INVESTMENT       GAIN/(LOSS) ON  INVESTMENT     REALIZED
                                                          OF PERIOD INCOME/(LOSS)**(1)  INVESTMENTS**(2)   INCOME    CAPITAL GAINS
                                                          --------- ------------------  ---------------- ----------  -------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2001 ...............   $16.90        $0.01             $3.05           --          $(2.12)
  For the fiscal year ended March 31, 2000 ...............    17.02           --              0.07           --           (0.19)
  For the fiscal year ended March 31, 1999 ...............    17.88           --             (0.01)          --           (0.85)
  For the fiscal year ended March 31, 1998 ...............    14.58           --              6.30           --           (3.00)
  For the fiscal year ended March 31, 1997 ...............    14.00         0.02              2.48       $(0.01)          (1.91)
CLASS B
  For the fiscal year ended March 31, 2001 ...............    16.54        (0.05)             2.95           --           (2.12)
  For the fiscal year ended March 31, 2000 ...............    16.75        (0.05)             0.03           --           (0.19)
  For the fiscal year ended March 31, 1999 ...............    17.69                          (0.09)          --           (0.85)
  For the period January 6, 1998* through March 31, 1998..    15.72         0.01              1.96           --              --
CLASS C
  For the fiscal year ended March 31, 2001 ...............    16.54        (0.07)             2.97           --           (2.12)
  For the fiscal year ended March 31, 2000 ...............    16.74        (0.05)             0.04           --           (0.19)
  For the fiscal year ended March 31, 1999 ...............    17.68                          (0.09)          --           (0.85)
  For the fiscal year ended March 31, 1998 ...............    14.48        (0.07)             6.21           --           (2.94)
  For the fiscal year ended March 31, 1997 ...............    13.96        (0.06)             2.47           --           (1.89)
CLASS Y
  For the fiscal year ended March 31, 2001 ...............    17.09         0.09              3.07           --           (2.12)
  For the fiscal year ended March 31, 2000 ...............    17.33           --              0.13        (0.18)          (0.19)
  For the fiscal year ended March 31, 1999 ...............    18.09           --              0.09           --           (0.85)
  For the fiscal year ended March 31, 1998 ...............    14.66         0.07              6.36           --           (3.00)
  For the fiscal year ended March 31, 1997 ...............    14.02         0.08              2.49        (0.02)          (1.91)

---------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                NET
                                                               ASSET
                                                               VALUE,       TOTAL          NET ASSETS,             RATIO OF
                                                               END OF     INVESTMENT      END OF PERIOD          EXPENSES TO
                                                               PERIOD     RETURN(3)      (000'S OMITTED)    AVERAGE NET ASSETS(1)
                                                             ---------    ----------     ---------------    ---------------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2001 ...............     $17.84       17.92%           $17,372                 1.65%
  For the fiscal year ended March 31, 2000 ...............      16.90        0.40             15,187                 1.65
  For the fiscal year ended March 31, 1999 ...............      17.02        0.29             24,395                 1.65
  For the fiscal year ended March 31, 1998 ...............      17.88       46.02             21,912                 1.65
  For the fiscal year ended March 31, 1997 ...............      14.58       18.31             13,860                 1.65
CLASS B
  For the fiscal year ended March 31, 2001 ...............      17.32       17.32              7,378                 2.15
  For the fiscal year ended March 31, 2000 ...............      16.54       (0.13)             5,469                 2.15
  For the fiscal year ended March 31, 1999 ...............      16.75       (0.16)             8,426                 2.15
  For the period January 6, 1998* through March 31, 1998..      17.69       12.53(4)           2,253                 2.15(5)
CLASS C
  For the fiscal year ended March 31, 2001 ...............      17.32       17.32              7,328                 2.15
  For the fiscal year ended March 31, 2000 ...............      16.54       (0.07)             6,908                 2.15
  For the fiscal year ended March 31, 1999 ...............      16.74       (0.16)            11,902                 2.15
  For the fiscal year ended March 31, 1998 ...............      17.68       45.17             12,297                 2.15
  For the fiscal year ended March 31, 1997 ...............      14.48       17.69              9,519                 2.15
CLASS Y
  For the fiscal year ended March 31, 2001 ...............      18.13       18.30                805                 1.15
  For the fiscal year ended March 31, 2000 ...............      17.09        0.72                796                 1.15
  For the fiscal year ended March 31, 1999 ...............      17.33        0.85                914                 1.15
  For the fiscal year ended March 31, 1998 ...............      18.09       46.68              1,265                 1.15
  For the fiscal year ended March 31, 1997 ...............      14.66       18.81              1,557                 1.15

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                RATIO OF                    EXPENSE AND
                                                             NET INVESTMENT     NET INVESTMENT INCOME/(LOSS) RATIOS      PORTFOLIO
                                                            INCOME/(LOSS) TO            DUE TO WAIVERS AND               TURNOVER
                                                          AVERAGE NET ASSETS(1)       RELATED REIMBURSEMENTS               RATE
                                                          --------------------- -----------------------------------     ---------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2001 ...............       0.08%                       1.14%                        99.36%
  For the fiscal year ended March 31, 2000 ...............       0.10                        0.81                         76.06
  For the fiscal year ended March 31, 1999 ...............       0.02                        0.81                         99.71
  For the fiscal year ended March 31, 1998 ...............       0.03                        1.09                        115.64
  For the fiscal year ended March 31, 1997 ...............       0.11                        1.82                        128.42
CLASS B
  For the fiscal year ended March 31, 2001 ...............      (0.42)                       1.14                         99.36
  For the fiscal year ended March 31, 2000 ...............      (0.40)                       0.81                         76.06
  For the fiscal year ended March 31, 1999 ...............       0.03                        0.81                         99.71
  For the period January 6, 1998* through March 31, 1998..      (0.95)(4)(5)                 1.82(4)(5)                  115.64
CLASS C
  For the fiscal year ended March 31, 2001 ...............      (0.42)                       1.14                         99.36
  For the fiscal year ended March 31, 2000 ...............      (0.40)                       0.81                         76.06
  For the fiscal year ended March 31, 1999 ...............       0.02                        0.81                         99.71
  For the fiscal year ended March 31, 1998 ...............      (0.46)                       1.10                        115.64
  For the fiscal year ended March 31, 1997 ...............      (0.38)                       1.81                        128.42
CLASS Y
  For the fiscal year ended March 31, 2001 ...............       0.58                        1.14                         99.36
  For the fiscal year ended March 31, 2000 ...............       0.60                        0.81                         76.06
  For the fiscal year ended March 31, 1999 ...............       0.02                        0.81                         99.71
  For the fiscal year ended March 31, 1998 ...............       0.55                        1.07                        115.64
  For the fiscal year ended March 31, 1997 ...............       0.60                        1.81                        128.42

---------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                             NET                             NET
                                                            ASSET                         REALIZED AND    DIVIDENDS    DISTRIBUTIONS
                                                            VALUE,           NET           UNREALIZED      FROM NET       FROM NET
                                                          BEGINNING      INVESTMENT      GAIN/(LOSS) ON   INVESTMENT      REALIZED
                                                          OF PERIOD  INCOME/(LOSS)**(1) INVESTMENTS**(2)    INCOME     CAPITAL GAINS
                                                          ---------  ------------------ ----------------  ----------   -------------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 .............   $16.71          $ 0.11            $ 3.85          $(0.13)         $(0.91)
  For the fiscal year ended March 31, 2000 .............    19.74            0.11             (0.94)          (0.10)          (2.10)
  For the fiscal year ended March 31, 1999 .............    20.83            0.11              0.59           (0.11)          (1.68)
  For the fiscal year ended March 31, 1998 .............    17.17            0.05              7.15           (0.02)          (3.52)
  For the fiscal year ended March 31, 1997 .............    15.13            0.04              2.28           (0.10)          (0.18)
CLASS B
  For the fiscal year ended March 31, 2001 .............    16.49            0.03              3.78           (0.04)          (0.91)
  For the fiscal year ended March 31, 2000 .............    19.51            0.01             (0.93)             --           (2.10)
  For the fiscal year ended March 31, 1999 .............    20.66            0.08              0.52           (0.07)          (1.68)
  For the period January 28, 1998* through March 31, 1998   18.17           (0.01)             2.50              --              --
CLASS C
  For the fiscal year ended March 31, 2001 .............    16.55            0.02              3.80           (0.03)          (0.91)
  For the fiscal year ended March 31, 2000 .............    19.57            0.01             (0.93)             --           (2.10)
  For the fiscal year ended March 31, 1999 .............    20.66            0.07              0.53           (0.01)          (1.68)
  For the fiscal year ended March 31, 1998 .............    17.11           (0.03)             7.10              --           (3.52)
  For the fiscal year ended March 31, 1997 .............    15.08           (0.02)             2.25           (0.02)          (0.18)
CLASS Y
  For the fiscal year ended March 31, 2001 .............    16.73            0.26              3.80           (0.21)          (0.91)
  For the fiscal year ended March 31, 2000 .............    19.78            0.22             (0.97)          (0.20)          (2.10)
  For the fiscal year ended March 31, 1999 .............    20.84            0.17              0.65           (0.20)          (1.68)
  For the fiscal year ended March 31, 1998 .............    17.18            0.26              7.05           (0.13)          (3.52)
  For the fiscal year ended March 31, 1997 .............    15.12            0.23              2.17           (0.16)          (0.18)

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,        TOTAL            NET ASSETS,            RATIO OF
                                                             END OF      INVESTMENT        END OF PERIOD          EXPENSES TO
                                                             PERIOD      RETURN(3)        (000'S OMITTED)    AVERAGE NET ASSETS(1)
                                                          ---------      ----------       ---------------    ---------------------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 .............    $19.63         23.79%             $11,983                  1.50%
  For the fiscal year ended March 31, 2000 .............     16.71         (4.91)               7,950                  1.50
  For the fiscal year ended March 31, 1999 .............     19.74          3.68                9,677                  1.50
  For the fiscal year ended March 31, 1998 .............     20.83         44.59                8,358                  1.50
  For the fiscal year ended March 31, 1997 .............     17.17         15.44                4,987                  1.50
CLASS B
  For the fiscal year ended March 31, 2001 .............     19.35         23.19                3,687                  2.00
  For the fiscal year ended March 31, 2000 .............     16.49         (5.41)               1,379                  2.00
  For the fiscal year ended March 31, 1999 .............     19.51          3.21                1,911                  2.00
  For the period January 28, 1998* through March 31, 1998    20.66         13.70(4)               446                  2.00(5)
CLASS C
  For the fiscal year ended March 31, 2001 .............     19.43         23.16                5,675                  2.00
  For the fiscal year ended March 31, 2000 .............     16.55         (5.39)               3,359                  2.00
  For the fiscal year ended March 31, 1999 .............     19.57          3.22                5,250                  2.00
  For the fiscal year ended March 31, 1998 .............     20.66         43.94                4,987                  2.00
  For the fiscal year ended March 31, 1997 .............     17.11         14.87                2,986                  2.00
CLASS Y
  For the fiscal year ended March 31, 2001 .............     19.67         24.38                7,038                  1.00
  For the fiscal year ended March 31, 2000 .............     16.73         (4.51)               3,438                  1.00
  For the fiscal year ended March 31, 1999 .............     19.78          4.29                4,741                  1.00
  For the fiscal year ended March 31, 1998 .............     20.84         45.27                7,263                  1.00
  For the fiscal year ended March 31, 1997 .............     17.18         16.04                6,109                  1.00

                                                                                        INCREASE/(DECREASE)
                                                                                           REFLECTED IN
                                                                RATIO OF                    EXPENSE AND
                                                             NET INVESTMENT     NET INVESTMENT INCOME/(LOSS) RATIOS    PORTFOLIO
                                                            INCOME/(LOSS) TO            DUE TO WAIVERS AND             TURNOVER
                                                         AVERAGE NET ASSETS(1)        RELATED REIMBURSEMENTS             RATE
                                                         ---------------------  -----------------------------------   ----------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 .............           0.72%                        1.50%                  60.46%
  For the fiscal year ended March 31, 2000 .............           0.56                         1.78                   55.66
  For the fiscal year ended March 31, 1999 .............           0.54                         1.46                   38.27
  For the fiscal year ended March 31, 1998 .............           0.32                         1.73                   61.75
  For the fiscal year ended March 31, 1997 .............           0.43                         1.58                  136.67
CLASS B
  For the fiscal year ended March 31, 2001 .............           0.15                         1.50                   60.46
  For the fiscal year ended March 31, 2000 .............           0.03                         1.75                   55.66
  For the fiscal year ended March 31, 1999 .............           0.08                         1.46                   38.27
  For the period January 28, 1998* through March 31, 1998         (0.73)(4)(5)                  1.05(4)(5)             61.75
CLASS C
  For the fiscal year ended March 31, 2001 .............           0.11                         1.50                   60.46
  For the fiscal year ended March 31, 2000 .............           0.03                         1.75                   55.66
  For the fiscal year ended March 31, 1999 .............           0.08                         1.46                   38.27
  For the fiscal year ended March 31, 1998 .............          (0.19)                        1.73                   61.75
  For the fiscal year ended March 31, 1997 .............          (0.08)                        1.61                  136.67
CLASS Y
  For the fiscal year ended March 31, 2001 .............           1.65                         1.50                   60.46
  For the fiscal year ended March 31, 2000 .............           0.98                         1.77                   55.66
  For the fiscal year ended March 31, 1999 .............           1.08                         1.46                   38.27
  For the fiscal year ended March 31, 1998 .............           0.83                         1.76                   61.75
  For the fiscal year ended March 31, 1997 .............           1.00                         1.50                  136.67

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                NET                           NET
                                                               ASSET                     REALIZED AND     DIVIDENDS   DISTRIBUTIONS
                                                               VALUE,       NET           UNREALIZED      FROM NET       FROM NET
                                                             BEGINNING   INVESTMENT     GAIN/(LOSS) ON   INVESTMENT      REALIZED
                                                             OF PERIOD   LOSS**(1)     INVESTMENTS**(2)    INCOME     CAPITAL GAINS
                                                            ----------   ----------    ----------------  ----------   -------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..............     $23.10      $(0.14)           $(2.61)          --         $(2.22)
  For the fiscal year ended March 31, 2000 ..............      17.93       (0.15)             6.69           --          (1.37)
  For the fiscal year ended March 31, 1999 ..............      23.65       (0.13)            (4.65)          --          (0.94)
  For the fiscal year ended March 31, 1998 ..............      17.48       (0.14)             8.06           --          (1.75)
  For the fiscal year ended March 31, 1997 ..............      15.87       (0.10)             1.95           --          (0.24)
CLASS B
  For the fiscal year ended March 31, 2001 ..............      22.80       (0.20)            (2.62)          --          (2.22)
  For the fiscal year ended March 31, 2000 ..............      17.71       (0.24)             6.60           --          (1.27)
  For the fiscal year ended March 31, 1999 ..............      23.48       (0.16)            (4.67)          --          (0.94)
  For the period January 21, 1998* through March 31, 1998      19.95          --              3.53           --             --
CLASS C
  For the fiscal year ended March 31, 2001 ..............      22.80       (0.22)            (2.59)          --          (2.22)
  For the fiscal year ended March 31, 2000 ..............      17.70       (0.26)             6.62           --          (1.26)
  For the fiscal year ended March 31, 1999 ..............      23.48       (0.26)            (4.58)          --          (0.94)
  For the fiscal year ended March 31, 1998 ..............      17.38       (0.24)             8.00           --          (1.66)
  For the fiscal year ended March 31, 1997 ..............      15.79       (0.18)             1.93           --          (0.16)
CLASS Y
  For the fiscal year ended March 31, 2001 ..............      23.23       (0.03)            (2.64)          --          (2.22)
  For the fiscal year ended March 31, 2000 ..............      18.03       (0.05)             6.72           --          (1.47)
  For the fiscal year ended March 31, 1999 ..............      23.65       (0.02)            (4.66)          --          (0.94)
  For the fiscal year ended March 31, 1998 ..............      17.47       (0.04)             8.06           --          (1.84)
  For the fiscal year ended March 31, 1997 ..............      15.85       (0.05)             1.97           --          (0.30)

-----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.


The accompanying notes are an integral part of the financial statements.

                                                             NET
                                                            ASSET
                                                            VALUE,         TOTAL           NET ASSETS,              RATIO OF
                                                            END OF       INVESTMENT       END OF PERIOD            EXPENSES TO
                                                            PERIOD       RETURN(3)       (000'S OMITTED)      AVERAGE NET ASSETS(1)
                                                           -------       ----------      --------------       ---------------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..............   $18.13        (11.64)%          $17,194                     1.50%
  For the fiscal year ended March 31, 2000 ..............    23.10         38.21             24,086                     1.50
  For the fiscal year ended March 31, 1999 ..............    17.93        (20.26)            18,520                     1.50
  For the fiscal year ended March 31, 1998 ..............    23.65         46.86             25,111                     1.50
  For the fiscal year ended March 31, 1997 ..............    17.48         11.71             13,143                     1.50
CLASS B
  For the fiscal year ended March 31, 2001 ..............    17.76        (12.12)             4,301                     2.00
  For the fiscal year ended March 31, 2000 ..............    22.80         37.53              4,030                     2.00
  For the fiscal year ended March 31, 1999 ..............    17.71        (20.63)             2,716                     2.00
  For the period January 21, 1998* through March 31, 1998    23.48         17.69(4)             901                     2.00(5)
CLASS C
  For the fiscal year ended March 31, 2001 ..............    17.77        (12.07)            11,460                     2.00
  For the fiscal year ended March 31, 2000 ..............    22.80         37.54             13,399                     2.00
  For the fiscal year ended March 31, 1999 ..............    17.70        (20.67)            11,112                     2.00
  For the fiscal year ended March 31, 1998 ..............    23.48         46.10             18,082                     2.00
  For the fiscal year ended March 31, 1997 ..............    17.38         11.12             11,071                     2.00
CLASS Y
  For the fiscal year ended March 31, 2001 ..............    18.34        (11.22)            33,449                     1.00
  For the fiscal year ended March 31, 2000 ..............    23.23         38.86             31,091                     1.00
  For the fiscal year ended March 31, 1999 ..............    18.03        (19.84)            24,087                     1.00
  For the fiscal year ended March 31, 1998 ..............    23.65         47.54             31,141                     1.00
  For the fiscal year ended March 31, 1997 ..............    17.47         12.19             16,724                     1.00

                                                                                              INCREASE/(DECREASE)
                                                                                                  REFLECTED IN
                                                                       RATIO OF                 EXPENSE AND NET
                                                                    NET INVESTMENT      INVESTMENT INCOME/(LOSS) RATIOS  PORTFOLIO
                                                                   INCOME/(LOSS) TO            DUE TO WAIVERS AND         TURNOVER
                                                                 AVERAGE NET ASSETS(1)       RELATED REIMBURSEMENTS         RATE
                                                                 ---------------------  -------------------------------  ---------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ..............              (0.63)%                      0.51%                  65.32%
  For the fiscal year ended March 31, 2000 ..............              (0.75)                       0.65                   65.85
  For the fiscal year ended March 31, 1999 ..............              (0.60)                       0.65                   84.12
  For the fiscal year ended March 31, 1998 ..............              (0.71)                       0.76                   90.39
  For the fiscal year ended March 31, 1997 ..............              (0.81)                       1.00                   56.88
CLASS B
  For the fiscal year ended March 31, 2001 ..............              (1.14)                       0.51                   65.32
  For the fiscal year ended March 31, 2000 ..............              (1.24)                       0.65                   65.85
  For the fiscal year ended March 31, 1999 ..............              (1.10)                       0.65                   84.12
  For the period January 21, 1998* through March 31, 1998              (1.49)(4)(5)                 1.31(4)(5)             90.39
CLASS C
  For the fiscal year ended March 31, 2001 ..............              (1.14)                       0.51                   65.32
  For the fiscal year ended March 31, 2000 ..............              (1.24)                       0.65                   65.85
  For the fiscal year ended March 31, 1999 ..............              (1.10)                       0.65                   84.12
  For the fiscal year ended March 31, 1998 ..............              (1.21)                       0.76                   90.39
  For the fiscal year ended March 31, 1997 ..............              (1.31)                       0.99                   56.88
CLASS Y
  For the fiscal year ended March 31, 2001 ..............              (0.13)                       0.51                   65.32
  For the fiscal year ended March 31, 2000 ..............              (0.24)                       0.65                   65.85
  For the fiscal year ended March 31, 1999 ..............              (0.10)                       0.65                   84.12
  For the fiscal year ended March 31, 1998 ..............              (0.21)                       0.77                   90.39
  For the fiscal year ended March 31, 1997 ..............              (0.31)                       1.00                   56.88

--------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                              NET                             NET
                                                             ASSET                        REALIZED AND    DIVIDENDS   DISTRIBUTIONS
                                                            VALUE,           NET           UNREALIZED      FROM NET      FROM NET
                                                           BEGINNING     INVESTMENT      GAIN/(LOSS) ON   INVESTMENT     REALIZED
                                                           OF PERIOD INCOME/(LOSS)**(1) INVESTMENTS**(2)    INCOME    CAPITAL GAINS
                                                          ---------- ------------------ ----------------  ----------  -------------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............   $21.21        $(0.09)          $(4.37)           --            --
  For the fiscal year ended March 31, 2000 ...............    17.32         (0.07)            3.96            --            --
  For the fiscal year ended March 31, 1999 ...............    13.40         (0.07)            4.01            --        $ 0.02
  For the period December 29, 1997* through March 31, 1998    12.00         (0.01)            1.41            --            --
CLASS B
  For the fiscal year ended March 31, 2001 ...............    20.93         (0.17)           (4.30)           --            --
  For the fiscal year ended March 31, 2000 ...............    17.18         (0.16)            3.91            --            --
  For the fiscal year ended March 31, 1999 ...............    13.38         (0.13)            3.95            --         (0.02)
  For the period December 29, 1997* through March 31, 1998    12.00         (0.01)            1.39            --            --
CLASS C
  For the fiscal year ended March 31, 2001 ...............    20.94         (0.17)           (4.31)           --            --
  For the fiscal year ended March 31, 2000 ...............    17.19         (0.18)            3.93            --            --
  For the fiscal year ended March 31, 1999 ...............    13.38         (0.13)            3.96            --         (0.02)
  For the period December 29, 1997* through March 31, 1998    12.00         (0.01)            1.39            --            --
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............    12.55          0.35             1.07        $(0.34)           --
  For the fiscal year ended March 31, 2000 ...............    13.11          0.39            (0.54)        (0.41)           --
  For the fiscal year ended March 31, 1999 ...............    12.93          0.34             0.18         (0.33)        (0.01)
  For the period December 29, 1997* through March 31, 1998    12.00          0.06             0.91         (0.04)           --
CLASS B
  For the fiscal year ended March 31, 2001 ...............    12.47          0.33             1.01         (0.32)           --
  For the fiscal year ended March 31, 2000 ...............    13.07          0.37            (0.58)        (0.39)           --
  For the fiscal year ended March 31, 1999 ...............    12.92          0.29             0.16         (0.29)        (0.01)
  For the period December 29, 1997* through March 31, 1998    12.00          0.05             0.90         (0.03)           --
CLASS C
  For the fiscal year ended March 31, 2001 ...............    12.47          0.33             1.00         (0.32)           --
  For the fiscal year ended March 31, 2000 ...............    13.07          0.37            (0.58)        (0.39)           --
  For the fiscal year ended March 31, 1999 ...............    12.92          0.29             0.16         (0.29)        (0.01)
  For the period December 29, 1997* through March 31, 1998    12.00          0.05             0.90         (0.03)           --
CLASS Y
  For the fiscal year ended March 31, 2001 ...............    12.64          0.37             1.13         (0.36)           --
  For the fiscal year ended March 31, 2000 ...............    13.16          0.40            (0.49)        (0.43)           --
  For the fiscal year ended March 31, 1999 ...............    12.95          0.37             0.21         (0.36)        (0.01)
  For the period January 6, 1998* through March 31, 1998..    12.05          0.06             0.88         (0.04)           --

-------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                             NET
                                                            ASSET
                                                            VALUE,       TOTAL      NET ASSETS,              RATIO OF
                                                            END OF    INVESTMENT   END OF PERIOD           EXPENSES TO
                                                            PERIOD     RETURN(3)  (000'S OMITTED)     AVERAGE NET ASSETS(1)
                                                          --------    ----------  ---------------     ---------------------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............  $16.75      (21.03)%      $17,316                 1.40%
  For the fiscal year ended March 31, 2000 ...............   21.21       22.46         22,580                 1.40
  For the fiscal year ended March 31, 1999 ...............   17.32       29.47          6,542                 1.40
  For the period December 29, 1997* through March 31, 1998   13.40       11.67          3,201                 1.40(5)
CLASS B
  For the fiscal year ended March 31, 2001 ...............   16.46      (21.36)         7,441                 1.90
  For the fiscal year ended March 31, 2000 ...............   20.93       21.83          9,124                 1.90
  For the fiscal year ended March 31, 1999 ...............   17.18       28.61          4,460                 1.90
  For the period December 29, 1997* through March 31, 1998   13.38       11.50          2,399                 1.90(5)
CLASS C
  For the fiscal year ended March 31, 2001 ...............   16.46      (21.40)         4,973                 1.90
  For the fiscal year ended March 31, 2000 ...............   20.94       21.81          6,398                 1.90
  For the fiscal year ended March 31, 1999 ...............   17.19       28.69          3,304                 1.90
  For the period December 29, 1997* through March 31, 1998   13.38       11.50          1,687                 1.90(5)
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............   13.63       11.36          4,413                 1.20
  For the fiscal year ended March 31, 2000 ...............   12.55       (1.21)         3,789                 1.20
  For the fiscal year ended March 31, 1999 ...............   13.11        4.07          4,495                 1.20
  For the period December 29, 1997* through March 31, 1998   12.93        8.04          3,852                 1.20(5)
CLASS B
  For the fiscal year ended March 31, 2001 ...............   13.49       10.78          2,895                 1.70
  For the fiscal year ended March 31, 2000 ...............   12.47       (1.68)         1,873                 1.70
  For the fiscal year ended March 31, 1999 ...............   13.07        3.56          1,811                 1.70
  For the period December 29, 1997* through March 31, 1998   12.92        7.92          1,044                 1.70(5)
CLASS C
  For the fiscal year ended March 31, 2001 ...............   13.48       10.70          1,684                 1.70
  For the fiscal year ended March 31, 2000 ...............   12.47       (1.68)         1,583                 1.70
  For the fiscal year ended March 31, 1999 ...............   13.07        3.56          1,089                 1.70
  For the period December 29, 1997* through March 31, 1998   12.92        7.92            858                 1.70(5)
CLASS Y
  For the fiscal year ended March 31, 2001 ...............   13.78       11.92          7,297                 0.70
  For the fiscal year ended March 31, 2000 ...............   12.64       (0.75)         6,801                 0.70
  For the fiscal year ended March 31, 1999 ...............   13.16        4.59         10,403                 0.70
  For the period January 6, 1998* through March 31, 1998..   12.95        7.80(4)       5,685                 0.70(5)

                                                                                           INCREASE/(DECREASE)
                                                                                              REFLECTED IN
                                                                RATIO OF                       EXPENSE AND
                                                             NET INVESTMENT        NET INVESTMENT INCOME/(LOSS) RATIOS  PORTFOLIO
                                                            INCOME/(LOSS) TO               DUE TO WAIVERS AND            TURNOVER
                                                          AVERAGE NET ASSETS(1)          RELATED REIMBURSEMENTS            RATE
                                                          ---------------------    -----------------------------------  ---------
FOCUS LIST PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............        (0.46)%                         0.97%                      81.37%
  For the fiscal year ended March 31, 2000 ...............        (0.63)                          1.33                       56.26
  For the fiscal year ended March 31, 1999 ...............        (0.57)                          2.89                       84.49
  For the period December 29, 1997* through March 31, 1998        (0.30)(5)                       5.01(5)                    28.91
CLASS B
  For the fiscal year ended March 31, 2001 ...............        (0.96)                          0.97                       81.37
  For the fiscal year ended March 31, 2000 ...............        (1.11)                          1.33                       56.26
  For the fiscal year ended March 31, 1999 ...............        (1.07)                          2.89                       84.49
  For the period December 29, 1997* through March 31, 1998        (0.78)(5)                       5.27(5)                    28.91
CLASS C
  For the fiscal year ended March 31, 2001 ...............        (0.96)                          0.97                       81.37
  For the fiscal year ended March 31, 2000 ...............        (1.09)                          1.33                       56.26
  For the fiscal year ended March 31, 1999 ...............        (1.07)                          2.89                       84.49
  For the period December 29, 1997* through March 31, 1998        (0.62)(5)                       5.52(5)                    28.91
BALANCED PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............         2.62                           2.42                      106.69
  For the fiscal year ended March 31, 2000 ...............         2.77                           2.21                       86.27
  For the fiscal year ended March 31, 1999 ...............         2.65                           2.08                       45.98
  For the period December 29, 1997* through March 31, 1998         2.47(5)                        3.25(5)                    12.72
CLASS B
  For the fiscal year ended March 31, 2001 ...............         2.12                           2.42                      106.69
  For the fiscal year ended March 31, 2000 ...............         2.27                           2.21                       86.27
  For the fiscal year ended March 31, 1999 ...............         2.15                           2.08                       45.98
  For the period December 29, 1997* through March 31, 1998         1.96(5)                        3.30(5)                    12.72
CLASS C
  For the fiscal year ended March 31, 2001 ...............         2.12                           2.42                      106.69
  For the fiscal year ended March 31, 2000 ...............         2.27                           2.21                       86.27
  For the fiscal year ended March 31, 1999 ...............         2.15                           2.08                       45.98
  For the period December 29, 1997* through March 31, 1998         1.95(5)                        3.33(5)                    12.72
CLASS Y
  For the fiscal year ended March 31, 2001 ...............         3.12                           2.42                      106.69
  For the fiscal year ended March 31, 2000 ...............         3.27                           2.21                       86.27
  For the fiscal year ended March 31, 1999 ...............         3.15                           2.08                       45.98
  For the period January 6, 1998* through March 31, 1998..           2.98(4)(5)                     3.12(4)(5)                 12.72

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of the initial public offerings.
(5) Annualized.

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                               NET                             NET
                                                              ASSET                         REALIZED AND    DIVIDENDS DISTRIBUTIONS
                                                              VALUE,           NET          UNREALIZED      FROM NET     FROM NET
                                                            BEGINNING      INVESTMENT      GAIN/(LOSS) ON  INVESTMENT    REALIZED
                                                            OF PERIOD  INCOME/(LOSS)**(1) INVESTMENTS**(2)   INCOME   CAPITAL GAINS
                                                           ----------  ------------------ ---------------- ---------- -------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............   $27.84        $(0.06)           $(9.92)           --         $(0.31)
  For the fiscal year ended March 31, 2000 ...............    15.14         (0.05)            12.98            --          (0.23)
  For the fiscal year ended March 31, 1999 ...............    13.77         (0.03)             1.40            --+            --
  For the period December 29, 1997* through March 31, 1998    12.00          0.01              1.76                           --
CLASS B
  For the fiscal year ended March 31, 2001 ...............    27.52         (0.18)            (9.77)           --          (0.31)
  For the fiscal year ended March 31, 2000 ...............    15.05         (0.10)            12.80            --          (0.23)
  For the fiscal year ended March 31, 1999 ...............    13.75         (0.02)             1.32            --+            --
  For the period December 29, 1997* through March 31, 1998    12.00            --              1.75            --             --
CLASS C
  For the fiscal year ended March 31, 2001 ...............    27.52         (0.15)            (9.81)           --          (0.31)
  For the fiscal year ended March 31, 2000 ...............    15.05         (0.09)            12.79            --          (0.23)
  For the fiscal year ended March 31, 1999 ...............    13.75         (0.02)             1.32            --+            --
  For the period December 29, 1997* through March 31, 1998    12.00            --              1.75            --             --

-----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
+   Amount is less than $0.01 per share.
(1) Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                             NET
                                                            ASSET
                                                            VALUE,       TOTAL         NET ASSETS,          RATIO OF
                                                            END OF     INVESTMENT     END OF PERIOD        EXPENSES TO
                                                            PERIOD     RETURN(3)     (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                           -------     ----------    ---------------  ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............  $17.55      (35.99)%         $54,096             1.75%
  For the fiscal year ended March 31, 2000 ...............   27.84       85.67            61,508             1.75
  For the fiscal year ended March 31, 1999 ...............   15.14        9.97             8,299             1.75
  For the period December 29, 1997* through March 31, 1998   13.77       14.75             3,765             1.75(4)
CLASS B
  For the fiscal year ended March 31, 2001 ...............   17.26      (36.30)           11,754             2.25
  For the fiscal year ended March 31, 2000 ...............   27.52       84.66            15,656             2.25
  For the fiscal year ended March 31, 1999 ...............   15.05        9.48             3,156             2.25
  For the period December 29, 1997* through March 31, 1998   13.75       14.58             2,137             2.25(4)
CLASS C
  For the fiscal year ended March 31, 2001 ...............   17.25      (36.34)           25,833             2.25
  For the fiscal year ended March 31, 2000 ...............   27.52       84.65            18,238             2.25
  For the fiscal year ended March 31, 1999 ...............   15.05        9.48             2,926             2.25
  For the period December 29, 1997* through March 31, 1998   13.75       14.58             2,173             2.25(4)

                                                                                            INCREASE/(DECREASE)
                                                                                                REFLECTED IN
                                                                  RATIO OF                    EXPENSE AND NET
                                                               NET INVESTMENT         INVESTMENT INCOME/(LOSS) RATIOS    PORTFOLIO
                                                              INCOME/(LOSS) TO               DUE TO WAIVERS AND           TURNOVER
                                                            AVERAGE NET ASSETS(1)          RELATED REIMBURSEMENTS           RATE
                                                            ---------------------     -------------------------------    ---------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2001 ...............         (0.31)%                         0.53%                  168.04%
  For the fiscal year ended March 31, 2000 ...............         (0.77)                          1.12                    96.36
  For the fiscal year ended March 31, 1999 ...............          0.05                           2.38                   114.68
  For the period December 29, 1997* through March 31, 1998          0.53(4)                        4.06(4)                  3.26
CLASS B
  For the fiscal year ended March 31, 2001 ...............         (0.81)                          0.53                   168.04
  For the fiscal year ended March 31, 2000 ...............         (1.27)                          1.12                    96.36
  For the fiscal year ended March 31, 1999 ...............         (0.45)                          2.38                   114.68
  For the period December 29, 1997* through March 31, 1998         (0.06)(4)                       4.04(4)                  3.26
CLASS C
  For the fiscal year ended March 31, 2001 ...............         (0.81)                          0.53                   168.04
  For the fiscal year ended March 31, 2000 ...............         (1.27)                          1.12                    96.36
  For the fiscal year ended March 31, 1999 ...............         (0.45)                          2.38                   114.68
  For the period December 29, 1997* through March 31, 1998         (0.06)(4)                       4.04(4)                  3.26

---------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) Annualized.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of eleven separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and four non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List") and Emerging Markets Debt Portfolio, (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act. In addition, a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List, International Equity, Emerging Markets Debt Portfolio and High Yield Total Return Portfolio have yet to commence their initial public offerings.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on December 29, 1997, the Focus List, Balanced and International Equity Portfolios did not have any transactions other than those relating to organizational matters and the sale of one share of beneficial interest in each class of shares of the Portfolios (except for Focus List and International Equity which has no Class Y shares) to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor").

Costs of $39,619, $54,795 and $61,015 which were incurred by Focus List, Balanced and International Equity, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more Pricing Services approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believes those prices to reflect the fair market value of the securities. Other investments valued by Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exhange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

The Portfolios will adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective April 1, 2001, as required, the Portfolios will modify the manner of accounting for paydown gains and losses on mortgage- and asset-backed securities and will record such amounts as an adjustment to interest income. In addition, the Portfolios will amortize premiums and discounts on debt securities. The only Portfolio of the Fund currently affected is Balanced Portfolio. The cumulative effect of this accounting change will have no impact on the total net assets of Balanced Portfolio, but will result in a $3,724 decrease to cost of securities and a corresponding $3,724 increase in net unrealized appreciation, based on securities held as of March 31, 2001.

SECURITIES LENDING--Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at March 31, 2001, were as follows:

                                                       MARKET VALUE OF                  MARKET VALUE
PORTFOLIO                                            SECURITIES ON LOAN                OF COLLATERAL+
---------                                            ------------------                --------------
S&P STARS .....................................          $20,755,021                     $21,689,300

---------
+ Cash collateral reinvested in various money market funds.

During the fiscal year ended March 31, 2001, income from securities lending of $213,950, $1,544 and $3,421 was earned by S&P STARS, Small Cap and Focus List, respectively. Such income from securities lending is included under the caption INTEREST in the Statements of Operations. No other Portfolios had security lending transactions during the fiscal year ended March 31, 2001. Custodial Trust Company, an affiliate of BSAM, is the lending agent and receives compensation from the Portfolios in this capacity.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the fiscal year ended March 31, 2001, only International Equity entered into such forward currency contracts. International Equity's open forward currency contacts at March 31, 2001 were as follows:

                                    DELIVERY VALUE           SETTLEMENT                                        UNREALIZED
CURRENCY                           (LOCAL CURRENCY)             DATE           COMMITMENT       VALUE             GAIN
--------                           ----------------             ----           ----------       -----             ----
SALE:
Japanese Yen....................       775,890,000            06/29/01         $6,414,541    $6,240,335         $174,206
                                                                                                                ========

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The Portfolios had the following capital loss carryforwards at March 31, 2001:

                                        GROSS CAPITAL LOSS         AMOUNT EXPIRING         AMOUNT EXPIRING        AMOUNT EXPIRING
PORTFOLIO                                 CARRYFORWARDS               IN 2007                  IN 2008                IN 2009
---------                               ------------------         ---------------         ---------------        ---------------
S&P STARS..............................      $74,889,510                     --                  --                  $74,889,510
Focus List.............................        2,222,499               $393,572                  --                    1,828,927
International Equity...................       10,929,861                     --                  --                   10,929,861

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2000 within the fiscal year deemed to arise on the first day of the following fiscal year. S&P STARS and International Equity incurred and elected to defer such losses of $80,099,924 and $8,611,406, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

At March 31, 2001, Insiders Select reclassified within the composition of net assets, net investment losses of $36,990 to accumulated realized gain on investments. At March 31, 2001, S&P STARS, Small Cap, Focus List and International Equity reclassified within the composition of net assets, net investment losses of $28,183,191, $368,916, $212,611 and $540,661, respectively, to paid-in capital. At March 31, 2001, International Equity reclassified within the composition of net assets, accumulated losses from foreign currency losses of $575,661, accumulated losses from distributions in excess of capital gains of $1,158 and Passive Foreign Investment Company losses of $142,302, to paid-in capital. At March 31, 2001, Focus List reclassified $7,047 from foreign currency losses to net investment losses. At March 31, 2001, S&P STARS reclassified accumulated losses from distributions in excess of capital gains of $23,388 to paid-in capital.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2001, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. The performance adjustment fee decreased the total advisory fee by $60,559 or 0.21% of the value of Insider's average daily net assets due to underperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the fiscal year ended March 31, 2001.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (and not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. During the fiscal year ended March 31, 2001, Marvin & Palmer earned a fee of $358,948.

For the fiscal year ended March 31, 2001, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect majority owned subsidiary of The PNC Financial Services Group, provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, 0.03% of the next $200 million and 0.02% of net assets above $800 million, subject to a minimum annual fee for each Portfolio.

For the fiscal year ended March 31, 2001, BSAM has undertaken to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                  CLASS A SHARES      CLASS B SHARES      CLASS C SHARES      CLASS Y SHARES
---------                                  --------------      --------------      --------------      --------------
S&P STARS..............................          1.50%               2.00%               2.00%               1.00%
Insiders Select........................          1.65                2.15                2.15                1.15
Large Cap..............................          1.50                2.00                2.00                1.00
Small Cap..............................          1.50                2.00                2.00                1.00
Focus List.............................          1.40                1.90                1.90                  --
Balanced...............................          1.20                1.70                1.70                0.70
International Equity...................          1.75                2.25                2.25                  --

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2001, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                  ADVISORY FEE WAIVERS         EXPENSE REIMBURSEMENTS
---------                                  --------------------         ----------------------
S&P STARS................................        $2,351,311                           --
Insiders Select..........................           201,339                     $134,452
Large Cap................................           166,359                      163,697
Small Cap................................           369,022                           --
Focus List...............................           214,667                      106,446
Balanced ................................            98,774                      268,781
International Equity.....................           553,510                       16,426

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 2001, Bear Stearns, an affiliate of the Adviser and the Administrator, earned $935,562, $7,771, $5,039, $30, $36,494 and $8,126 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear Stearns, serves as custodian to each of the Portfolios.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                            CLASS A                           CLASS B                           CLASS C
                                   --------------------------     ---------------------------      -----------------------------
                                   DISTRIBUTION   SHAREHOLDER     DISTRIBUTION    SHAREHOLDER      DISTRIBUTION      SHAREHOLDER
PORTFOLIO                             PLAN        SERVICING          PLAN          SERVICING           PLAN           SERVICING
---------                          ------------   -----------     ------------    -----------      ------------      -----------
S&P STARS....................         0.25%(a)   0.25%(a)            0.75%          0.25%             0.75%(a)         0.25%(a)
Insiders Select..............         0.25 (a)   0.25 (a)            0.75           0.25              0.75 (a)         0.25 (a)
Large Cap....................         0.25 (a)   0.25 (a)            0.75           0.25              0.75 (a)         0.25 (a)
Small Cap....................         0.25 (a)   0.25 (a)            0.75           0.25              0.75 (a)         0.25 (a)
Focus List...................         0.25       0.25                0.75           0.25              0.75             0.25
Balanced ....................         0.25       0.25                0.75           0.25              0.75             0.25
International Equity.........         0.25       0.25                0.75           0.25              0.75             0.25

---------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay for personal service and maintenance of shareholder accounts.

For the fiscal year ended March 31, 2001, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                               DISTRIBUTION FEES        SHAREHOLDER SERVICING FEES
---------                                               -----------------        --------------------------
S&P STARS...............................................     $10,281,381                   $5,233,993
Insiders Select.........................................         135,420                       71,859
Large Cap...............................................          73,404                       43,114
Small Cap...............................................         177,329                       94,576
Focus List..............................................         149,671                       82,530
Balanced ...............................................          40,139                       20,159
International Equity....................................         481,436                      263,724

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Furthermore, the Distributor advanced 1.25% in sales commissions to all authorized dealers on net asset value transfers (which was discontinued effective October 1, 2000). In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2001, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                              FRONT-END SALES CHARGES               CDSC                 CDSC
PORTFOLIO                                         CLASS A SHARES               CLASS B SHARES       CLASS C SHARES
---------                                     -----------------------          --------------       --------------
S&P STARS*..............................            $17,597,095                  $1,180,649           $143,011
Insiders Select.........................                 93,407                      30,584              2,294
Large Cap...............................                 77,900                      11,508                 21
Small Cap...............................                 67,047                      10,774                731
Focus List..............................                 44,664                      26,595              1,384
Balanced ...............................                 15,790                       9,478                 77
International Equity*...................                268,741                      98,478             61,769

---------
* S&P STARS and International Equity received $2,317 and $4,342, respectively, in CDSC upon certain redemptions by Class A shareholders.


INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at March 31, 2001 for each Portfolio were as follows:

                                                                                                                      NET
                                                                           GROSS                  GROSS           APPRECIATION/
PORTFOLIO                                          COST                APPRECIATION           DEPRECIATION       (DEPRECIATION)
---------                                     --------------           ------------          -------------       --------------
S&P STARS..................................   $2,584,453,636           $296,001,008          $(366,266,631)       $(70,265,623)
Insiders Select............................       28,124,335              5,530,991               (765,072)          4,765,919
Large Cap..................................       23,254,369              4,978,926               (384,982)          4,593,944
Small Cap..................................       63,049,089             11,747,829             (8,927,860)          2,819,969
Focus List.................................       25,535,239              4,712,378             (1,015,404)          3,696,974
Balanced ..................................       15,280,768              1,198,276               (535,741)            662,535
International Equity.......................      101,061,162              1,184,711             (9,147,738)         (7,963,027)

For the fiscal year ended March 31, 2001, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                           PURCHASES                 SALES
---------                                                        --------------           ------------
S&P STARS.................................................       $2,701,809,809           $969,010,655
Insiders Select...........................................           29,618,818             28,416,309
Large Cap.................................................           21,954,179             12,557,046
Small Cap.................................................           45,795,792             45,065,913
Focus List................................................           24,843,195             27,709,567
Balanced..................................................           16,436,178             15,751,696
International Equity......................................          212,812,777            162,101,453

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the fiscal year ended March 31, 2001, were as follows:

                                            NUMBER OF       PURCHASE           SALES           CAPITAL       DIVIDEND
PORTFOLIO      AFFILIATE                     SHARES           COST            PROCEEDS       GAIN/(LOSS)      INCOME       VALUE
---------      ---------                    ---------      -----------      -----------      ----------      --------   -----------
S&P STARS      RehabCare Group, Inc.        1,610,000      $10,657,205      $11,849,105      $9,660,793         --      $66,332,000

               SportsLine.com, Inc.         2,828,000       34,081,457               --              --         --       10,428,250

Small Cap      Universal Stainless &
               Alloy Products, Inc.           316,700          336,119          148,832         (33,310)        --        2,375,250

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2001, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                                                       SHARES OF BENEFICIAL INTEREST
                                                             -----------------------------------------------------
PORTFOLIO                                                    CLASS A          CLASS B       CLASS C        CLASS Y
                                                             -------          -------     ---------        -------
S&P STARS...........................................           5,575               --         5,579             --
Insiders Select.....................................               1               --            --             --
Large Cap...........................................           1,608               --         1,588             --
Small Cap...........................................           1,437               --         1,428             --
Focus List..........................................          41,736           41,737        41,737             --
Balanced ...........................................          55,557           55,557        60,175              1
International Equity................................          38,730           39,679       138,890             --

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                            S&P STARS                                 INSIDERS SELECT
                                            -----------------------------------------  -----------------------------------------
                                               SALES       REPURCHASES  REINVESTMENTS    SALES     REPURCHASES     REINVESTMENTS
                                            -------------- ------------ -------------  ----------  ------------    -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................     29,368,129     6,285,399      557,564     305,830       323,727         93,155
Value...................................... $1,042,093,197  $210,084,075  $17,529,808  $5,548,664   $ 5,777,535     $1,683,321
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................     13,163,146     3,248,656      125,851     185,048       732,282         12,445
Value...................................... $  381,715,259  $ 90,884,581  $ 3,611,927  $3,293,100   $12,619,360     $  216,667
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................     15,566,183     1,468,012      283,999     159,514        98,237         34,069
Value...................................... $  531,609,099  $ 46,664,199  $ 8,752,974  $2,833,409   $ 1,716,841     $  598,938
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................      6,737,562       443,490       51,681      54,234       231,131          4,479
Value...................................... $  191,885,561  $ 12,389,356  $ 1,461,529  $  944,321   $ 3,908,421     $   76,454
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................     12,356,653     1,579,403      255,092     127,615       159,297         37,151
Value...................................... $  421,419,366  $ 50,313,084  $ 7,859,372  $2,290,713   $ 2,771,156     $  653,104
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................      5,445,621       770,211       61,048      41,702       341,248          6,218
Value...................................... $  157,461,719  $ 21,947,291  $ 1,725,834  $  722,324   $ 5,668,769     $  106,084
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................      2,496,106       546,911       79,500       2,692         9,351          4,510
Value...................................... $   87,302,032  $ 18,777,991  $ 2,552,737  $   50,017   $   172,318     $   82,849
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................      2,249,511       249,776       29,784       8,367        15,665          1,154
Value...................................... $   66,979,797  $  7,138,189  $   868,208  $  151,899   $   269,575     $   20,327

                                                         LARGE CAP                                    SMALL CAP
                                            -------------------------------------------  --------------------------------------
                                                  SALES     REPURCHASES   REINVESTMENTS    SALES     REPURCHASES  REINVESTMENTS
                                            --------------  ------------  -------------  ----------  -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................        494,138       387,932       28,396       301,070      502,320       107,080
Value...................................... $    9,400,986  $  7,437,810  $   550,885  $  6,008,215  $10,263,997    $1,887,825
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................         98,435       163,288       50,628       402,514      455,537        62,704
Value...................................... $    1,866,750  $  3,083,908  $   902,699  $  8,399,020  $ 9,376,284    $1,180,723
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares....................................   .     132,093        29,150        4,038        68,867       26,702        23,269
Value...................................... $    2,558,250  $    548,315  $    77,332  $  1,389,211  $   527,903    $  402,316
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................         41,130        65,674       10,226        50,495       37,194        10,137
Value...................................... $      755,418  $  1,180,301  $   180,292  $  1,032,568  $   742,560    $  188,548
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................        162,445        82,397        9,103        56,079       62,157        63,342
Value...................................... $    3,148,918  $  1,560,391  $   175,068  $  1,137,231  $ 1,251,946    $1,095,186
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................         42,107       130,825       23,501       119,135      191,769        32,704
Value...................................... $      790,474  $  2,427,344  $   415,728  $  2,419,333  $ 3,845,481    $  608,297
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................     199,556           61,128       13,883       592,384      279,150       171,661
Value...................................... $    3,757,375  $  1,155,811  $   269,600  $ 12,399,546  $ 5,708,714    $3,055,570
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................         54,377       110,601       21,936       108,870      192,231        85,802
Value...................................... $    1,023,022  $  2,096,231  $   391,125  $  2,157,221  $ 3,881,589    $1,621,666

                                                              FOCUS LIST                               BALANCED
                                            -------------------------------------------  --------------------------------------
                                                  SALES     REPURCHASES   REINVESTMENTS    SALES     REPURCHASES  REINVESTMENTS
                                            --------------  ------------  -------------  ----------  -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................        415,492       446,546           --       131,554      114,981         5,408
Value...................................... $    7,676,059  $  8,158,294           --  $  1,755,646  $ 1,536,079    $   72,012
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................        850,647       163,672           --        96,599      144,406         6,911
Value...................................... $   16,012,893  $  3,056,130           --  $  1,277,290  $ 1,869,978    $   88,616
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................        104,088        87,734           --        90,912       29,372         2,873
Value...................................... $    1,818,926  $  1,546,278           --  $  1,199,431  $   386,922    $   37,923
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................        238,452        62,296           --        34,146       25,440         2,994
Value...................................... $    4,376,148  $  1,163,328           --  $    456,587  $   313,578    $   38,228
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................         97,473       100,880           --        29,068       33,951         2,775
Value...................................... $    1,723,666  $  1,816,113           --  $    383,754  $   445,372    $   36,529
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................        159,224        46,012           --        53,749       13,827         3,767
Value...................................... $    2,866,470  $    863,513           --  $    726,179  $   175,677    $   47,995
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................             --            --           --        76,870       96,859        11,679
Value......................................             --            --           --  $  1,014,692  $ 1,271,910    $  156,644
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................             --            --           --       159,043      429,633        18,019
Value......................................             --            --           --  $  2,157,677  $ 5,423,959    $  232,763

                                                         INTERNATIONAL EQUITY
                                            -------------------------------------------
                                                 SALES       REPURCHASES  REINVESTMENTS
                                            --------------  ------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................      4,983,886     4,156,548       45,177
Value...................................... $  106,043,134  $ 86,535,708  $   904,435
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................      2,000,076       344,946        6,345
Value...................................... $   51,331,987  $  8,072,673  $   151,326
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................        295,243       193,475       10,347
Value...................................... $    6,720,461  $  3,870,501  $   204,031
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................        499,048       142,225        2,391
Value...................................... $   12,913,688  $  3,402,875  $    56,475
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares.....................................      1,833,635     1,017,731       18,550
Value...................................... $   40,097,368  $ 21,397,621  $   365,630
FOR THE FISCAL YEAR ENDED MARCH 31, 2000
Shares.....................................        512,956        45,497          899
Value...................................... $   13,374,402  $  1,183,922  $    21,234

CREDIT FACILITY

The Fund entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from the time to time announced by the bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of the value of each Portfolio's assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit facility during the fiscal year ended March 31, 2001, were as follows:

                                                                       MAXIMUM LOAN AMOUNT
PORTFOLIO                                  AVERAGE LOAN BALANCE             OUTSTANDING        AVERAGE INTEREST RATE
---------                                  --------------------        -------------------     ---------------------
S&P STARS.............................           $706,767                   $8,953,000                  6.60%
Insiders Select.......................              1,569                      105,000                  6.83
Large Cap.............................              6,398                      354,600                  6.15
Small Cap.............................              4,435                      813,000                  6.90
Focus List............................              2,711                      205,300                  7.12
Balanced .............................                822                       50,000                  6.82
International Equity..................              8,004                      872,100                  7.03

The Portfolios had no amounts outstanding under the line of credit facility at March 31, 2001.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORT]FOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
S&P STARS Portfolio
The Insiders Select Fund
Large Cap Value Portfolio
Small Cap Value Portfolio
Focus List Portfolio
Balanced Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio (collectively, the "Portfolios")as of March 31, 2001, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsiblity of the Portfolios' management. Our responsiblity is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio, Small Cap Value Portfolio, Focus List Portfolio, Balanced Portfolio and International Equity Portfolio as of March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 17, 2001

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
             SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2001) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2001, the following dividends and distributions per share were paid by each of the Portfolios:

                                   S&P STARS      THE INSIDERS       LARGE CAP          SMALL CAP     FOCUS LIST     INTERNATIONAL
                                   PORTFOLIO       SELECT FUND    VALUE PORTFOLIO    VALUE PORTFOLIO   PORTFOLIO   EQUITY PORTFOLIO
                                   ---------       -----------    ---------------    ---------------   ---------   ----------------
Payment Date:                       12/20/00        12/20/00         12/20/00            12/20/00      12/20/00         12/20/00
Net Investment Income:
Class A                                   --              --          $0.1300                  --             --               --
Class B                                   --              --           0.0400                  --             --               --
Class C                                   --              --           0.0300                  --             --               --
Class Y                                   --              --           0.2100                  --             --               --

Short-Term Capital Gains:
Class A                              $0.2929              --               --             $1.8443             --          $0.1380
Class B                               0.2929              --               --              1.8443             --           0.1380
Class C                               0.2929              --               --              1.8443             --           0.1380
Class Y                               0.2929              --               --              1.8443             --               --

Long-Term Capital Gains:
Class A                              $0.1881         $2.1153          $0.9136             $0.3730             --          $0.1700
Class B                               0.1881          2.1153           0.9136              0.3730             --           0.1700
Class C                               0.1881          2.1153           0.9136              0.3730             --           0.1700
Class Y                               0.1881          2.1153           0.9136              0.3730             --               --

                                                           BALANCED PORTFOLIO
                                    -------------------------------------------------------------
Payment Date:                       06/20/00        09/20/00         12/20/00            03/20/01
Net Investment Income:
Class A                              $0.0700         $0.0800          $0.1150             $0.0700
Class B                               0.0650          0.0750           0.1100              0.0650
Class C                               0.0650          0.0750           0.1100              0.0650
Class Y                               0.0750          0.0850           0.1200              0.0750

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income by U.S. taxpayers. Income dividends are taxable as ordinary income as are short-term capital gain distributions.

INCOME PERCENTAGES BY SECURITY TYPE FOR FISCAL YEAR ENDED MARCH 31, 2001:

Per share distributions from net investment income for the Balanced Portfolio (referenced above) were derived from the following security types:

           Corporate Obligations                                    42.55%
           Fannie Mae                                               26.18
           Freddie Mac                                               5.55
           Government National Mortgage
             Association                                             7.32
           U.S. Treasury Obligations                                16.22
           Federal Home Loan Bank                                    1.89
           Other                                                     0.29
                                                                   ------
                 Total                                             100.00%
                                                                   ======

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                             THE BEAR STEARNS FUNDS

                              S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO
                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information on investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and new SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.


May 2001